                                                                    EXHIBIT 10.2






                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                     BETWEEN

                           SCORES HOLDING COMPANY INC.

                                       AND

                           THE PURCHASER(S) LISTED ON
                                SCHEDULE 1 HERETO

                                 AUGUST 7, 2002



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                                TABLE OF CONTENTS

ARTICLE I       CERTAIN DEFINITIONS....................................................
     1.1      Certain Definitions......................................................

ARTICLE II      PURCHASE AND SALE OF DEBENTURE.........................................
     2.1      Purchase and Sale; Purchase Price........................................
     2.2      Registration Statement; Execution and Delivery of Documents..............
     2.3      The Closing..............................................................

ARTICLE III     REPRESENTATIONS AND WARRANTIES.........................................
     3.1      Representations, Warranties and Agreements of the Company................
     3.2      Representations and Warranties of the Purchaser..........................

ARTICLE IV      OTHER AGREEMENTS OF THE PARTIES........................................
     4.1      Manner of Offering.......................................................
     4.2      Furnishing of Information................................................
     4.3      Notice of Certain Events.................................................
     4.4      Copies and Use of Disclosure Documents...................................
     4.5      Modification to Disclosure Documents.....................................
     4.6      Integration..............................................................
     4.7      Furnishing of Rule 144(c) Materials......................................
     4.8      Solicitation Materials...................................................
     4.9      Subsequent Financial Statements..........................................
     4.10     Prohibition on Certain Actions...........................................
     4.11     Listing of Common Stock..................................................
     4.12     Escrow...................................................................
     4.13     Conversion and Exercise Procedures; Maintenance of Escrow Shares.........
     4.14     Attorney-in-Fact.........................................................
     4.15     Indemnification..........................................................
     4.16     Exclusivity..............................................................
     4.17     Blue Sky Qualification...................................................
     4.18     Purchaser's Ownership of Common Stock....................................
     4.19     Purchaser's Rights if Trading in Common Stock is Suspended...............
     4.20     No Violation of Applicable Law...........................................
     4.21     Redemption Restrictions..................................................
     4.22     No Other Registration Rights.............................................
     4.23     Merger or Consolidation..................................................
     4.24     Registration of Escrow Shares............................................
     4.25     Liquidated Damages.......................................................
     4.26     Selling Restrictions; Short Sales........................................
     4.27     Fees.....................................................................
     4.28     Additional Fees..........................................................

ARTICLE V       TERMINATION............................................................
     5.1      Termination by the Company or the Purchaser..............................



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
     5.2.     Remedies.................................................................

ARTICLE VI      LEGAL FEES AND DEFAULT INTEREST RATE...................................

ARTICLE VII     MISCELLANEOUS...................................................................
     7.1      Fees and Expenses.................................................................
     7.2      Entire Agreement; Amendments......................................................
     7.3      Notices...........................................................................
     7.4      Amendments; Waivers...............................................................
     7.5      Headings..........................................................................
     7.6      Successors and Assigns............................................................
     7.7      No Third Party Beneficiaries......................................................
     7.8      Governing Law; Venue; Service of Process..........................................
     7.9      Survival..........................................................................
     7.10     Counterpart Signatures............................................................
     7.11     Publicity.........................................................................
     7.12     Severability......................................................................
     7.13     Limitation of Remedies............................................................
     7.14     Omnibus Provision.................................................................

LIST OF SCHEDULES:

Schedule 1        Purchaser(s)
Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization and Registration Rights
Schedule 3.1(d)   Equity and Equity Equivalent Securities
Schedule 3.1(e)   Conflicts
Schedule 3.1(f)   Consents and Approvals
Schedule 3.1(g)   Litigation and Claims
Schedule 3.1(h)   Defaults and Violations
Schedule 5.1      Form 8-K Disclosure Obligations


LIST OF EXHIBITS:

Exhibit A    Convertible Debenture
Exhibit B    Warrant
Exhibit C    Registration Rights Agreement
Exhibit D    Conversion And Exercise Procedures
Exhibit E    Escrow Agreement
Exhibit F    Power of Attorney
Exhibit G    Legal Opinion
Exhibit H    Termination Warrant
Exhibit I    Special Escrow Agreement
Exhibit J    Special Registration Rights Agreement
Exhibit K    Special Power of Attorney
Exhibit L    Special Opinion



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      THIS CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of August 7, 2002, between Scores Holding Company Inc., a corporation organized and existing under the laws of the State of Utah (the "Company"), and the purchaser(s) listed on SCHEDULE 1 hereto (the "Purchaser").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company the Company's $2,000,000, 1% Convertible Debenture, due August 6, 2007, at the price of Two Million Dollars ($2,000,000) (the "Debenture Consideration") in the form of EXHIBIT A annexed hereto and made a part hereof (the "Debentures").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

      1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Attorney-in-Fact" shall have the meaning set forth in Section 2.2(c)(vi) hereof.

      "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

      "Closing" shall have the meaning set forth in Section 2.3(a).

      "Closing Date" shall have the meaning set forth in Section 2.3(c).

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means shares now or hereafter authorized of the class of common stock, par value $.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.



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      "Company" shall have the meaning set forth in the introductory paragraph.

      "Control Person" shall have the meaning set forth in Section 4.15(a) hereof.

      "Conversion Date" shall have the meaning set forth in the Debentures.

      "Debentures" shall have the meaning set forth in the recital.

      "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Disclosure Documents" means (a) the Schedules required to be to furnished to the Purchaser by or on behalf of the Company pursuant to Section 3.1 hereof and (b) all reports required to be and as filed by the Company with the Commission under the Exchange Act during the two (2) year period prior to the date hereof.

      "Effective Date" shall mean the date on which the Registration Statement shall have been declared effective by the Commission, which shall in no event be later than ninety (90) days after the Filing Date.

      "Escrow Agent" means Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, 5th Floor, New York, NY 10017; Tel: 212-983-6900; Fax: 212-983-9210.

      "Escrow Agreement" shall have the meaning set forth in Section 4.12 hereof.

      "Escrow Shares" means the certificates representing Six Million Two Hundred Fifty Thousand (6,250,000) shares of duly issued Common Stock, in the share denominations set forth in Schedule 1 hereof, registered in the name of the Purchaser and/or its assigns to be held in escrow pursuant to this Agreement and the Escrow Agreement; Two Hundred Fifty Thousand (250,000) of such shares to be held in escrow with respect to the Warrant Shares and the remainder for the Underlying Shares.

      "Event of Default" shall have the meaning set forth in Section 5.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Execution Date" means the date of this Agreement first written above.

      "Filing Date" shall have the meaning set forth in Section 2.2(a) hereof.

      "Full Conversion Shares" shall have the meaning set forth in Section 4.13 hereof.

      "Indemnified Party" shall have the meaning set forth in Section 4.15(b) hereof.



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      "Indemnifying Party" shall have the meaning set forth in Section 4.15(b)
hereof.

      "KGL" means Kaplan Gottbetter & Levenson, LLP.

      "Limitation on Conversion" shall have the meaning set forth in Section
4.18 hereof.

      "Losses" shall have the meaning set forth in Section 4.15(a) hereof.

      "Material" shall mean having a financial consequence in excess of $100,000.

      "Material Adverse Effect" shall have the meaning set forth in Section 3.1(a).

      "NASD" means the National Association of Securities Dealers, Inc.

      "Nasdaq" shall mean the Nasdaq Stock Market, Inc.(R)

      "Non-Edgar Filings" shall have the meaning set forth in Section 4.2 hereof.

      "Notice of Conversion" shall have the meaning set forth in EXHIBIT D annexed hereto.

      "Notice of Exercise" shall have the meaning set forth in EXHIBIT D annexed hereto.

      "Original Issuance Date," shall have the meaning set forth in the Debentures.

      "OTCBB" shall mean the NASD over-the counter Bulletin Board(R).

      "Per Debenture Consideration" shall have the meaning set forth in the recital.

      "Per Share Market Value" of the Common Stock means on any particular date
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser (as defined in Section 4(c)(iv) of the Debentures) selected in good faith by the holders of a majority of the Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an


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]additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      "Power of Attorney" means the power of attorney in the form of EXHIBIT F annexed hereto.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Purchase Price" shall have the meaning set forth in Section 2.1.

      "Purchaser" shall mean HEM Mutual Assurance Fund Limited and all of its officers, directors, principal shareholders and other Affiliates.

      "Registration Rights Agreement" means the agreement to be entered into on the Execution Date, in the form of EXHIBIT C annexed hereto, setting forth the obligation of the Company with respect to registration of the Escrow Shares.

      "Registration Statement" shall have the meaning set forth in Section 2.2(a) hereof.

      "Required Approvals" shall have the meaning set forth in Section 3.1(f).

      "Securities" means the Debentures, the Warrant, the Underlying Shares, the Warrant Shares, the Escrow Shares, the Termination Warrant, the Termination Warrant Shares and the Termination Warrant Escrow Shares.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Short Sale" shall have the meaning set forth in Section 4.26 hereof.

      "Special Escrow Agreement" shall mean the agreement, dated the dated hereof, among the parties and the Escrow Agent, a copy of which is annexed as
EXHIBIT I hereto.

      "Special Opinion" shall mean the opinion of Counsel to the Company, a copy of which is annexed as EXHIBIT L hereto.

      "Special Power of Attorney" shall mean the power of attorney, dated the date hereof, a copy of which is annexed as EXHIBIT K hereto.

      "Special Registration Rights Agreement" shall mean the agreement, dated the date hereof, between the Purchaser and the Company, a copy of which is annexed as EXHIBIT J


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hereto, setting forth the obligation of the Company with respect to registration of the Termination Warrant Shares.

      "Subsidiaries" shall have the meaning set forth in Section 3.1(a).

      "Termination Warrant" means the common stock purchase warrant issued to the Purchaser and/or its assigns, in the form of EXHIBIT H annexed hereto, pursuant to which the Purchaser and/or its assigns shall have the right to acquire Five Hundred Thousand (500,000) shares of Common Stock at $.01 per share pursuant to Section 2.2(c) hereof.

      "Termination Warrant Escrow Shares" means the certificates representing the number of shares of duly issued Termination Warrant Shares set forth in
SCHEDULE 1, registered in the name of the Purchaser and/or its assigns to be held in escrow pursuant to this Agreement and the Special Escrow Agreement.

      "Termination Warrant Shares" means the shares of Common Stock for which the Termination Warrant may be exercised in accordance with the terms hereof and of the Termination Warrant.

      "Trading Day" means (a) a day on which the Common Stock is quoted on Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

      "Transaction Documents" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

      "Underlying Shares" means the shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Debentures.

      "Warrant" means the common stock purchase warrant(s) issued to the Purchaser and/or its assigns, in the form of EXHIBIT B annexed hereto, pursuant to which the Purchaser and/or its assigns shall have the right to acquire Two Hundred Fifty Thousand (250,000) shares of Common Stock at $.01 per share.

      "Warrant Shares" means the shares of Common Stock for which the Warrant may be exercised in accordance with the terms hereof and of the Warrant.

                                   ARTICLE II

                   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

      2.1 Purchase and Sale; Purchase Price. Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase an aggregate principal


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amount of Two Million Dollars ($2,000,000) (the "Purchase Price") of the
Debentures. The Debentures shall have the respective rights, preferences and privileges as set forth in the form of Debenture annexed as EXHIBIT A hereto..

      2.2 Registration Statement; Execution and Delivery of Documents.

            (a) Within forty-five (45) calendar days after the Execution Date (the "Filing Date"), the Company shall, in accordance with the terms hereof and the Registration Rights Agreement, file a duly completed registration statement on the appropriate form with the Commission to register the resale of the Escrow Shares under the Securities Act (the "Registration Statement").

            (b) Simultaneously with the execution and delivery of this Agreement,

                  (i) the parties shall execute and deliver the (A) Registration Rights Agreement, (B) Escrow Agreement, (C) Special Registration Rights Agreement, and (D) Special Escrow Agreement;

                  (ii) the Company shall deliver to the Purchaser the legal opinions of counsel to the Company substantially in the form of EXHIBIT G and EXHIBIT L annexed hereto, each addressed to the Purchaser and dated the date hereof;

                  (iii) the Company shall execute and deliver to the Escrow Agent originals of the (A) Warrant, (B) Power of Attorney, (C) Termination Warrant, and (D) Special Power of Attorney;

                  (iv)  the Company shall deliver to the Escrow Agent original
      (A) duly issued Debentures and (B) duly issued stock certificates representing the Escrow Shares and the Termination Warrant Escrow Shares, each registered in the name of the Purchaser in the amounts set forth in
      SCHEDULE 1 hereto;

                  (v) the Company shall execute and deliver to the Purchaser a certificate of its President certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby; and

                  (vi) the Purchaser shall deliver to the Escrow Agent the Purchase Price.

            (c) If this Agreement is terminated pursuant to Sections 5.1 hereof, then, within two (2) Business Days from the date of termination, either the Company or the Purchaser shall notify the Escrow Agent of same, and

                  (i) the Escrow Agent shall, within two (2) Business Days of its receipt of such notice,

                        (A)   return the Purchase Price to the Purchaser;


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                        (B)   return the Debentures, the Warrant and the
            certificates representing the Escrow Shares to the Company;

                        (C) deliver the Termination Warrant to the Purchaser, which the Purchaser shall retain together with any and all rights and privileges thereunder without any conditions or any obligations to the Company.

The Termination Warrant shall have the terms and conditions and be in the form of the Termination Warrant annexed as EXHIBIT H hereto. The Purchaser shall have piggyback registration rights with respect to the Termination Warrant Shares pursuant to the terms of this Agreement, the Termination Warrant and the Special Registration Rights Agreement.

      2.3 The Closing.

            (a) The closing of the purchase and sale of the Debentures (the "Closing") shall take place no later than five (5) Business Days after the Effective Date of the Registration Statement (the "Closing Date") at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, NY 10017 unless the Purchaser agrees in writing in advance to an extension, which writing shall set forth the new Closing Date.

            (b) At the Closing,

                  (i)   the Escrow Agent shall deliver to the Purchaser the

      following:

                        (A) original and duly issued Debentures registered in the name of the Purchaser in the amount set forth in SCHEDULE 1 hereto; and

                        (B) an original and duly executed Warrant registered in the name of the Purchaser and/or its assigns to purchase the number of shares of the Common Stock as set forth in SCHEDULE 1 hereto. The Warrant shall have the terms and conditions set forth in the Warrant annexed as EXHIBIT B hereto;

                  (ii)  the Company shall deliver to the Purchaser the

      following:

                        (A) a legal opinion of counsel to the Company, substantially in the form annexed as EXHIBIT G hereto, addressed to the Purchaser and dated the Closing Date;

                        (B) a certificate, dated the Closing Date and signed by the Secretary of the Company, certifying (A) that attached thereto are true, correct and complete copies of (1) the Company's articles or certificate of incorporation, as amended to the date thereof, (2) the Company's by-laws, as amended to the date thereof,
            (3) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the issuance and sale of the Debentures, the Warrant, the Underlying Shares and the Warrant Shares, and the appointment, pursuant to
            Section 4.14 hereof, of the attorney-in-fact pursuant to the Power of Attorney annexed as EXHIBIT F hereto (the


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            "Attorney-in-Fact"), and (4) a certificate of good standing from the
            Secretary of State of Utah and (B) the incumbency of the officer executing this Agreement;

                        (C) a certificate of the Company's President, dated the Closing Date, certifying that the representations and warranties of the Company contained in Article III hereof are true and correct in all material respects on the Closing Date; and

                        (D) all other documents, instruments and writings required to have been delivered by the Company at or prior to the Closing pursuant to this Agreement.

            (c) Upon receipt by the Purchaser of those items set forth in Sections 2.3(b)(i) and (ii) above, the Escrow Agent shall deliver the following to the Company:

                  (i) the Purchase Price by wire transfer of immediately available funds pursuant to written wire transfer instructions delivered by the Company to the Escrow Agent at least five (5) Business Days prior to the Closing Date;

                  (ii) the Termination Warrant and the Termination Warrant Escrow Shares; and

                  (iii) all documents, instruments, and writings required to have been delivered or necessary at or prior to Closing by the Purchaser pursuant to this Agreement.

            (d) The Escrow Agent shall retain and hold the Escrow Shares, all of which shall be held in accordance with the terms of this Agreement, the Warrant and the Escrow Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Closing:

            (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth on SCHEDULE 3.1(A) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good


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standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

            (b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on SCHEDULE 3.1(c). No Debentures have been issued as of the date hereof. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as disclosed in SCHEDULE 3.1(c), or in the Company's SEC filings, there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective Certificate of Incorporation, bylaws or other charter documents.

            (d) Issuance of Securities. The Debentures, the Warrant and the Escrow Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. The Termination Warrant and the Termination Warrant Escrow Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms. The Company has and at all times while the Debentures and the Warrant are outstanding has and will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement, the Debentures and the Warrant. When issued in accordance with the terms hereof, the Debentures, the Warrant, the Termination Warrant, the Underlying Shares, the Warrant Shares, Termination Warrant Shares, the Escrow Shares, and the Termination Escrow Shares will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in SCHEDULE 3.1(d) hereto, there is no


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equity or equity equivalent security outstanding that is substantially similar to the Debentures, including any security having a floating conversion price substantially similar to the Debentures; provided, however, that nothing contained in this Section 3.1(d) shall be deemed to permit any equity or equity equivalent security of the Company to provide for a floating conversion price, or any equity lines of credit, other than any security issued or that may be issued to the Purchaser or any of its respective Affiliates or assigns.

            (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company or its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

            (f) Consents and Approvals. Except as specifically set forth in
SCHEDULE 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, except for any required blue sky filings and the filing of the Registration Statement relating to the Escrow Shares contemplated by the Registration Rights Agreement with the Commission, which shall be filed in the time period set forth in Section 2.2(a) (together with the consents, waivers, authorizations, orders, notices and filings referred to in SCHEDULE 3.1(f), the "Required Approvals").

            (g) Litigation; Proceedings. Except as specifically disclosed in
SCHEDULE 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Debentures, the Underlying Shares or the Warrant Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under the Transaction Documents.



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            (h) No Default or Violation. Except as set forth in SCHEDULE 3.1(h)
hereto, neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

            (i) Certain Fees. No fees or commission will be payable by the Company to any investment banker, broker, placement agent or bank with respect to the consummation of the transactions contemplated hereby except as provided in Section 4.27 hereof.

            (j) Disclosure Documents. The Disclosure Documents are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (k) Reporting Company. The Company's Common Stock is registered under the Exchange Act, the Company is subject to the reporting requirements of
Section 13 or Section 15(d) of the Exchange Act, and the Company is current in its reporting requirements.

The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

      3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) Organization; Authority. The Purchaser is a limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Debentures and the Warrant to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

            (b) Investment Intent. The Purchaser is acquiring the Debentures and the Warrant to be purchased by it hereunder, and will acquire the Underlying Shares and the Warrant Shares relating to such Debentures and the Warrant for its own account for investment purposes only


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and not with a view to or for distributing or reselling such Debentures or
Underlying Shares or Warrant or Warrant Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Debentures or Underlying Shares or Warrant or Warrant Shares in compliance with applicable federal and state securities laws.

            (c) Purchaser Status. At the time the Purchaser was offered the Debentures to be acquired by it hereunder, it was and at the date hereof, it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the securities to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

            (e) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the securities to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

            (f) Prohibited Transactions. The securities to be acquired by the Purchaser hereunder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

            (g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the securities offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in such securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Documents.

            (h) Reliance. The Purchaser understands and acknowledges that (i) the Debentures and the Warrant being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.



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
      The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Manner of Offering. The Securities are being issued pursuant to Rule 506 of Regulation D of the Securities Act. The Securities will bear restrictions on transfer, and will carry a restrictive legend with respect to the exemption from registration under the Securities Act. The transfer and resale of the Securities may be made only pursuant to registration under the Securities Act or an exemption from such registration.

      4.2 Furnishing of Information. As long as the Purchaser owns any Securities, the Company will furnish to the Purchaser, promptly after they have been prepared, its annual report and other reports and filings required by
Section 13(a) or 15(d) of the Exchange Act that are not available on EDGAR (the "Non-Edgar Filings").

      4.3 Notice of Certain Events. The Company shall, on a continuing basis,
(i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made in the Disclosure Documents untrue or that requires the making of any additions to or changes in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

      4.4 Copies and Use of Disclosure Documents. The Company shall furnish the Purchaser, without charge, as many copies of the Non-Edgar Filings and any amendments or supplements thereto as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Documents and any amendments and supplements to any of them by the Purchaser in connection with resales of the Securities.

      4.5 Modification to Disclosure Documents. If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents in order to make the statements therein, in the light of the circumstances at the time such Disclosure Document(s) were delivered to the Purchaser, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents to comply with applicable law, the Company shall promptly prepare an


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appropriate amendment or supplement to each such Document in form and substance reasonably satisfactory to both the Purchaser and Company so that (i) as so amended or supplemented, each such Document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Purchaser, not misleading and (ii) the Disclosure Documents will comply with applicable law.

      4.6 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

      4.7 Furnishing of Rule 144(c) Materials. The Company shall, for so long as any of the Securities remains outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

      4.8 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Debentures, Warrant, Underlying Shares or Warrant Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or
(ii) solicit any offer to buy or sell the Debentures, Warrant, Underlying Shares or Warrant Shares by means of any form of general solicitation or advertising.

      4.9 Subsequent Financial Statements. If not otherwise publicly available, the Company shall furnish to the Purchaser, promptly after filing with the Commission, a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debentures and exercise of the Warrants.

      4.10 Prohibition on Certain Actions. From the date hereof through the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the prior written consent of the Purchaser, (i) amend its certificate or articles of incorporation, by-laws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

      4.11 Listing of Common Stock. The Company shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of each of the periods during which the Debentures may be


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converted or the Warrant may be exercised and (b) shall provide to the Purchaser evidence of such listing.

      4.12 Escrow. The Company and the Purchaser agree to execute and deliver, simultaneously with the execution and delivery of this Agreement, the escrow agreement attached hereto and made part hereof as EXHIBIT E (the "Escrow Agreement").

      4.13 Conversion and Exercise Procedures; Maintenance of Escrow Shares. EXHIBIT D attached hereto and made a part hereof sets forth the procedures with respect to the conversion of the Debentures and the exercise of the Warrant, including the forms of Notice of Conversion and Notice of Exercise to be provided upon conversion or exercise, instructions as to the procedures for conversion or exercise and such other information and instructions as may be reasonably necessary to enable the Purchaser or its permitted transferee(s) to exercise the right of conversion or exercise smoothly and expeditiously. The Company agrees that, at any time the conversion price of the Debentures is such that the number of Escrow Shares with respect to the Debentures is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of the Debentures given the then current conversion price (the "Full Conversion Shares"), upon ten (10) Business Days written notice of such circumstance to the Company by the Purchasers and/or Escrow Agent, the Company shall issue additional share certificates in the names of each of the Purchasers in denominations of 10,000 shares, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Debentures is equal to 200% of the Full Conversion Shares.

      4.14 Attorney-in-Fact. To effectuate the terms and provisions of this Agreement, the Debentures, the Escrow Agreement, and the Warrant, the Company hereby agrees to give a power of attorney as is evidenced by EXHIBIT F annexed hereto. All acts done under such power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Agreement and its exhibits. The power of attorney, being coupled with an interest, shall be irrevocable while any of the Debentures remain unconverted, any of the Warrant remains unexercised or any portion of this Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall give the Attorney-in-Fact resolutions executed by the Board of Directors of the Company which authorize transfers of the Debentures and the Warrants and future issuances of the Underlying Shares for the Debentures and the Warrant Shares for the Warrant, and which resolutions state that they are irrevocable while any of the Debentures remain unconverted, any of the Warrant remains unexercised or any portion of this Agreement or the Escrow Agreement remains unsatisfied.

      4.15  Indemnification.

            (a) Indemnification

                  (i) The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the


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
      Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

                  (ii) The Purchaser, severally and not jointly, shall notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by application law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or the other Transaction Documents.

            (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impeded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified


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
Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

            No right of indemnification under this Section 4.15 shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

            (c) Contribution. If a claim for indemnification under this Section 4.15(a) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 4.15 would apply by its terms (other than by reason of exceptions provided in this Section 4.15(c)), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

            (d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

      4.16 Exclusivity. During the five (5) year period commencing on the Original Issuance Date (as defined in the Debentures), the Company and its Affiliates shall not offer or issue any equity, equity equivalent security, debt, or any equity lines of credit, with a floating conversion price, other than to the Purchaser or any of its Affiliates.

      4.17 Blue Sky Qualification. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request and shall continue such qualification at all times through the second anniversary of the Closing Date; provided,


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however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

      4.18 Purchaser's Ownership of Common Stock. In addition to and not in lieu of the limitations on conversion set forth in the Debentures, the conversion and exercise rights of the Purchaser set forth in the Debentures and the Warrant, as applicable, shall be limited, solely to the extent required, from time to time, such that, unless the Purchaser gives written notice 75 days in advance to the Company of the Purchaser's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Debentures and the corresponding number of the Underlying Shares, in no instance shall the maximum number of shares of Common Stock which the Purchaser (singularly, together with any Persons who in the determination of the Purchaser, together with the Purchaser, constitute a group as defined in Rule 13d-5 of the Exchange Act) may receive in respect of any conversion of the Debentures or exercise of the Warrant, exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Company following such conversion or exercise minus (ii) the number of shares of Common Stock of the Company then owned by the Purchaser (including any shares of Common Stock deemed beneficially owned due to ownership of the Debentures and Warrant) (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however, that the Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Debentures; and provided, further that if the Purchaser shall have declared an Event of Default and, if a cure period is provided, the Company shall not have properly and fully cured such Event of Default within any such cure period, the provisions of this Section 4.18 shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Notice of Conversion tendered by the Purchaser (or its sole designee) for the Debentures, as applicable, and upon its receipt of a Notice of Exercise under the terms of the Warrant, notify the Purchaser by telephone and by facsimile of the number of shares of Common Stock outstanding on such date and the number of Underlying Shares and Warrant Shares, as the case may be, which would be issuable to the Purchaser (or its sole designee, as the case may be) if the conversion requested in such Notice of Conversion or exercise requested in such Notice of Exercise were effected in full, whereupon, in accordance with the Debentures and notwithstanding anything to the contrary set forth in the Warrant, the Purchaser may within one (1) Business Day of its receipt of the Company notice required by this Section 4.18 by facsimile revoke such conversion or exercise to the extent (in whole or in part) that the Purchaser determines that such conversion or exercise would result in the ownership by the Purchaser of shares of Common Stock in excess of the Limitation on Conversion.

      4.19 Purchaser's Rights if Trading in Common Stock is Suspended. In the event that at any time after the Closing and during the period when the Registration Statement is to remain effective under the Securities Act in accordance with the Registration Rights Agreement, trading in the shares of the Common Stock is suspended (and not reinstated within ten (10) Trading Days) on such stock exchange or market upon which the Common Stock is then listed for trading (other than as a result of the suspension of trading in securities on such market generally or temporary suspensions pending the release of material information), or the Common Stock is


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
delisted from the OTCBB (and not reinstated within ten (10) Trading Days), then, at the option of the Purchaser exercisable by giving written notice to the Company, the Company shall redeem, as applicable, all of the Debentures, Warrant, Underlying Shares and Warrant Shares owned by the Purchaser at an aggregate purchase price equal to the sum of:

            (i) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the day of such notice, (b) the date of payment in full of the repurchase price calculated under this Section 4.19, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, multiplied by (2) the aggregate number of Underlying Shares and Warrant Shares owned by the Purchaser;

            (ii) the greater of (A) the outstanding principal amount and accrued and unpaid interest on the Debentures owned by the Purchaser and (B) the product of (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the day of such notice, (b) the date of payment in full of the repurchase price calculated under this Section 4.19, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, multiplied by (2) the aggregate number of Underlying Shares issuable upon the conversion of the outstanding Debentures owned by the Purchaser;

            (iii) the product of (A) the difference, but not below zero, between
(1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (a) the day of such notice, (b) the date of payment in full of the repurchase price calculated under this Section 4.19, or (c) the day when the Common Stock was suspended, delisted or deleted from trading, whichever is greater, and (2) the then-current exercise price of the Warrant, multiplied by
(B) the aggregate number of Warrant Shares issuable upon exercise of the Warrant owned by the Purchaser; and

            (iv) interest on such amounts set forth in (i) - (iii) above accruing from the seventh (7th) day after such notice until the repurchase price under this Section 4.19 is paid in full, at the rate of fifteen percent (15%) per annum.

      4.20 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of the Debentures, the Warrant, the Underlying Shares or the Warrant Shares otherwise required under this Agreement, the Debentures, the Warrant, or the Registration Rights Agreement would be prohibited by the relevant provisions of Utah law, such redemption shall be effected as soon as it is permitted under such law; provided, however, that interest payable by the Company with respect to any such redemption shall accrue in accordance with Section 4.19.

      4.21 Redemption Restrictions. Notwithstanding any provision of this Agreement to the contrary, if any redemption of the Debentures, the Warrant, Underlying Shares or the Warrant Shares otherwise required under this Agreement, the Debentures, the Warrant, or the Registration Rights Agreement would be prohibited in the absence of consent from any lender to the Company or any of the Subsidiaries, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after any such redemption is required. Interest payable by the Company with respect to any such redemption shall accrue in accordance with
Section 4.19 until such consent is


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
obtained. Nothing contained in this Section 4.21 shall be construed as a waiver by the Purchaser of any rights they may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

      4.22 No Other Registration Rights. During the period commencing on the date hereof and ending on the Closing Date, the Company shall not file any registration statement that provides for the registration of shares of Common Stock to be sold by securityholders of the Company, other than the Purchaser and/or its respective Affiliates or assigns, without the prior written consent of the Purchaser or its assigns, provided, however, that the limitation on the right to file registration statements contained in this Section 4.22 shall not apply to registration statements relating solely to (i) employee benefit plans, notwithstanding the inclusion of a resale prospectus for securities received under any such employee benefit plan, or (ii) business combinations not otherwise prohibited by the terms of this Agreement or the other Transaction Documents.

      4.23 Merger or Consolidation. Until the earlier of (a) the full conversion of the Debentures and (b) the Maturity Date (as that term is defined in the Debentures) of the Debentures, the Company and each Subsidiary will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless (w) either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Debentures and the Warrant and this Agreement; (x) immediately before and immediately after giving effect to such transactions (including any indebtedness incurred or anticipated to be incurred in connection with the transactions), no Event of Default shall have occurred and be continuing; (y) if the Company is not the surviving entity, such surviving entity's common shares will be listed on either The New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market, or the OTCBB on or prior to the closing of such transaction(s) and (z) the Company shall have delivered to Purchaser an officers' certificate and opinion of counsel, each stating that such consolidation, merger or transfer complies with this Agreement, that the surviving Person agrees to be bound thereby and that all conditions precedent in this Agreement relating to such transaction(s) have been satisfied.

      4.24 Registration of Escrow Shares. Pursuant to the terms of the Registration Rights Agreement between the Company and the Purchaser, the Company shall cause the Escrow Shares to be registered under the Securities Act, and so long as any of the Debentures remain unconverted or any of the Warrant remain unexercised, the Company agrees to keep such registration current with the Commission and with such states of the United States as any of the holders of the Debentures or the Warrant shall reasonably request in writing. All costs and expenses of registration shall be borne by the Company.

      4.25 Liquidated Damages. The Company understands and agrees that an Event of Default as contained in this Agreement and/or any other Transaction Document will result in substantial economic loss to the Purchaser, which loss will be extremely difficult to calculate with precision. Therefore, if, for any reason, the Company fails to cure any Event of Default within the time, if any, given to cure such Event of Default, as compensation and liquidated damages for such default, and not as a penalty, the Company agrees to pay the Purchaser an amount obtained by multiplying the Purchase Price times two (2). The Company shall, upon demand, pay the Purchaser such liquidated damages by wire transfer of immediately available funds to an account designated by the Purchaser. Nothing herein shall limit the right of the Purchaser to pursue actual damages (less the amount of any liquidated damages received pursuant to the foregoing) for the Company's failure to cure an Event of Default, consistent with the terms of this Agreement. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE COMPANY'S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

      4.26 Short Sales. The Purchaser agrees that it will not enter into any Short Sales (as hereinafter defined) until the earlier to occur of the date that the Purchaser no longer owns the Debentures and the Maturity Date. For purpose hereof, a "Short Sale" shall mean a sale of Common Stock by the Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock by the Purchaser. For the purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by the Purchaser, shares of Common Stock issuable upon conversion of the Debentures or exercise of the Warrant shall be deemed to be held long by the Purchaser with respect to the Underlying Shares and/or Warrant Shares for which a Notice of Conversion or Notice of Exercise, as appropriate, is delivered within two (2) Trading Days following the Trading Day that such short sale is entered into.

      4.27 Fees. The Company will pay the following fees and expenses in connection with the transactions contemplated hereby and, except with respect to the escrow agent fee, regardless of whether the transactions contemplated under this Agreement are closed or otherwise completed: (a) to KGL (i) $15,000 for document preparation fees; and (ii) all reasonable disbursements and expenses incurred by KGL in connection therewith and (b) $5,000 to the Escrow Agent for the escrow agent fee. All fees and expenses will be paid at Closing and the Escrow Agent shall deduct such fees and expenses directly from escrow.

      4.28 Additional Fees. If the Company or any of its Affiliates enters into any future financing with any prospective purchaser introduced by the Purchaser within a period of two (2) years from the date hereof, the Company agrees to pay to the Purchaser simultaneously with the closing of such financing an amount equal to four percent (4%) of the aggregate amount of the portion of such financing purchased by or for the account of such Person.

                                   ARTICLE V

                                   TERMINATION

      5.1 Termination by the Company or the Purchaser. This Agreement shall be terminated as follows upon the occurrence of any of the following events (each an "Event of Default"):

            (a) Automatically terminated prior to Closing if:

                  (i) there shall be in effect any statute, rule, law or regulation, including an amendment to Regulation D or an interpretive release promulgated or issued thereunder, that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction;

                        (ii) the Closing shall not have occurred by the Closing Date;

                        (iii) the Company's Common Stock is not registered under
      Section 12 of the Exchange Act;

                        (iv) the Company is not current in its reporting obligations under Section 13 or 15(d) of the Exchange Act;

                        (v) an event not previously disclosed by Company to Purchaser occurs prior to the Closing requiring the Company to report such event to the SEC on Form 8-K and not otherwise set forth in SCHEDULE 5.1, provided, however, such event shall only include the following items under Form 8-K: Item 1; Item 2 to the extent that any event is reported under
      Item 2 that involves a change in the nature of the Company's business;
      Item 3; or Item 4 (provided further, that as to Item 4, only if the event requires disclosure under Item 304 (a)(1)(iv) under Regulation S-B);

                        (vi) trading in the Common Stock has been suspended, delisted, or otherwise ceased by the Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company, and not reinstated within twenty (20) Trading Days; or

                        (vii) the transfer agent for the Common Stock fails to deliver certificates for the shares of Common Stock as required by and by the date set forth in Section 2.2 hereof.

            (b) Prior to Closing by the Purchaser, by giving written notice of such termination to the Company, if the Company has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Company of notice of such breach.

            (c) Prior to Closing by the Company, by giving written notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents and such breach is not cured within five (5) Business Days following receipt by the Purchaser of notice of such breach.

      5.2 Remedies. Notwithstanding anything else contained herein to the contrary, if an Event of Default has occurred pursuant to Section 5.1, and only with respect to Section 5.1(b) has not been cured within the cure period provided for therein, if any, the defaulting party shall be deemed in default hereof and the non-defaulting party shall be entitled to pursue all available rights without further notice. The defaulting party shall pay all attorney's fees and costs incurred in enforcing this Agreement and the other Transaction Documents. In addition, all unpaid amounts shall accrue interest at a rate of fifteen percent (15%) per annum.

                                   ARTICLE VI

                      LEGAL FEES AND DEFAULT INTEREST RATE

      In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights. In the event of an uncured Event of Default by any party hereunder, interest shall accrue on all unpaid amounts due the aggrieved party at the rate of fifteen percent (15%) per annum, compounded annually.

                                  ARTICLE VII

                                  MISCELLANEOUS

      7.1 Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay the fees of the Escrow Agent and all stamp and other taxes and duties levied in connection with the issuance of the Securities. The Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. Whether or not the transactions contemplated hereby and thereby are consummated or this Agreement is terminated, the Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of the Registration Statement and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the issuance and delivery of the Securities, (C) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdiction,
(D) furnishing such copies of the Registration Statement, the preliminary and final prospectuses and all amendments and supplements thereto, as may reasonably be requested for use in connection with resales of the Securities, and (E) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of counsel and accountants of the Company and (iii) all expenses and fees of listing on securities exchanges, if any.

      7.2 Entire Agreement; Amendments. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

      7.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:        Scores Holding Company Inc.
                                            150 East 58th Street, 25th Floor
                                            New York, NY 10155
                                            Attn:  Richard Goldring
                                            Tel:  (212) 421-9764
                                            Fax:  (212) 421-9765

                  With copies to:           Kaplan Gottbetter & Levenson, LLP
                                            630 Third Avenue
                                            New York, NY 10017-6705
                                            Attn:  Adam S. Gottbetter, Esq.
                                            Tel:  (212) 983-6900
                                            Fax:  (212) 983-9210

                  If to the Purchaser:      See SCHEDULE 1 attached hereto

                  With copies to:           Kaplan Gottbetter & Levenson, LLP
                                            630 Third Avenue
                                            New York, NY 10017-6705
                                            Attn:  Adam S. Gottbetter, Esq.
                                            Tel:  (212) 983-6900
                                            Fax:  (212) 983-9210

                  If to Escrow Agent:       Kaplan Gottbetter & Levenson, LLP
                                            630 Third Avenue
                                            New York, NY 10017-6705
                                            Attn:  Adam S. Gottbetter, Esq.
                                            Tel:  (212) 983-6900
                                            Fax:  (212) 983-9210

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 7.3.

      7.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      7.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

      7.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      7.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situate in the County and State of New York. Service of process in any action by Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

      7.9 Survival. The representations and warranties of the Company and the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article VII shall survive the Closing (or any earlier termination of this Agreement).

      7.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      7.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party the names of the Purchaser.

      7.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.13 Limitation of Remedies. With respect to claims by the Company or any person acting by or through the Company for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

      7.14 Omnibus Provision. Anything contained herein or in the other Transaction Documents notwithstanding, in the event that the Common Stock ceases to be listed for trading on the OTCBB, then any reference thereto in this Agreement or the other Transaction Documents shall be deemed to be a reference to (a) the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on Nasdaq, then the over-the-counter market reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).

                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                               Company:

                                               SCORES HOLDING COMPANY INC.


                                               By:  /s/ Richard Goldring
                                                    ----------------------------
                                                    Name:  Richard Goldring
                                                    Title: President

                                               Purchaser:

                                               HEM MUTUAL ASSURANCE FUND LIMITED


                                               By:  /s/ Pierce Loughran
                                                    ----------------------------
                                                    Name:  Pierce Loughran
                                                    Title: Director

                                   Schedule 1

                                  Purchaser(s)
                                  ------------

                                                                         No. of         No. of
                                          Purchase           No. of      Warrant      Termination
Name and Address of Purchaser              Price           Debentures     Shares     Warrant Shares
-----------------------------           -------------      ----------     ------     --------------
HEM Mutual Assurance Fund Limited       $2,000,000.00         2,000       250,000       500,000
c/o Loughran & Co.
38 Hertford Street
London, England W1J 7SG

                               Share Denominations
                               -------------------

  4  x  500,000           (2,000,000)
  9  x  250,000           (2,250,000)
100  x   10,000           (1,000,000)
 50  x   15,000             (750,000)
 10  x   25,000             (250,000)

                                 Schedule 3.1(a)

                                  Subsidiaries

                           Go West Entertainment, Inc.

                                 Schedule 3.1(c)

                     Capitalization and Registration Rights

Authorized Capitalization

Common Stock, $.001 par value - 50,000,000 shares

Outstanding Capitalization

Common Stock - 15,999,676 shares outstanding as at July 31, 2002

Obligations to Issue Securities

3,000,000 common shares issuable to HEIR shareholders pursuant to Plan and Agreement of Merger dated as of August 1, 2002

6,000,000 common shares issuable into escrow for conversion on $1,000,000, 1% Convertible Debenture to be issued to HEM Mutual Assurance LLC

                                 Schedule 3.1(d)

                     Equity and Equity Equivalent Securities

    $1,000,000, 1% Convertible Debenture issuable to HEM Mutual Assurance LLC

                                 Schedule 3.1(e)

                                    Conflicts

                                      None

                                 Schedule 3.1(f)

                             Consents and Approvals

                                      None

                                 Schedule 3.1(g)

                              Litigation and Claims

                                      None

                                 Schedule 3.1(h)

                             Defaults and Violations

                                      None

                                  Schedule 5.1

                         Form 8-K Disclosure Obligations

                                      None

                                    EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US $2,000,000                                                     AUGUST 7, 2002


                   1% CONVERTIBLE DEBENTURE DUE AUGUST 6, 2007

         THIS DEBENTURE of Scores Holding Company Inc., a Utah corporation (the "Company"), in the aggregate principal amount of Two Million Dollars ($2,000,000), is designated as its $2,000,000, 1% Convertible Debenture, due August 6, 2007 (the "Debentures").

         FOR VALUE RECEIVED, the Company promises to pay to HEM Mutual Assurance Fund Limited, or its registered assigns (the "Holder"), the principal sum of Two Million Dollars (US $2,000,000), on or prior to August 6, 2007 (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of one percent (1%) per annum. Interest shall accrue daily commencing on the Original Issuance Date (as defined in Section 1 below) in the form of cash, common stock of the Company or additional Debentures selected by the Company subject to the provisions of Section 2(b) hereof, until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. If at any time after the Original Issuance Date an Event of Default has occurred and, if there is a cure period, is continuing, interest shall accrue at the rate of fifteen percent (15%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. Interest due and payable hereunder shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of August 7, 2002. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

         This Debenture is subject to the following additional provisions:

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Adjusted Conversion Price" means the lesser of the Fixed Conversion Price or the Floating Conversion Price one day prior to the record date set for the determination of stockholders entitled to receive dividends, distributions, rights or warrants as provided for in Sections 4(c)(ii), (iii) and (iv).

         "Conversion Date" shall have the meaning set forth in Section 4(a) hereof.

         "Conversion Ratio" means, at any time, a fraction, the numerator of which is the principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the Conversion Price at such time.

         "Fixed Conversion Price" shall have the meaning set forth in Section 4(d) hereof.

         "Floating Conversion Price" shall have the meaning set forth in Section 4(d) hereof.

         "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

         "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

         Section 2. Denominations of Debentures; Interest on Debentures. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

         Section 3. Events of Default and Remedies.

         I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

                  (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within three (3) Business Days of its receipt of notice of such failure or breach;

                  (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and such failure or breach shall not have been remedied within the cure period, if any, provided for therein;

                  (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

                  (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                  (f) the Company shall have its Common Stock deleted or delisted, as the case may be, from the OTCBB or other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) Trading Days of such deletion or delisting;

                  (g) notwithstanding anything herein to the contrary, the Company shall fail to deliver to the Escrow Agent share certificates representing the shares of Common Stock to be issued upon conversion of the Debentures within three (3) Business Days pursuant to the Company's receipt of notice from the Escrow Agent to the Company that additional shares of


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Common Stock are required to be placed in escrow pursuant to Section 4.13 of the
Purchase Agreement, Article 2 of the Escrow Agreement, and/or Section 4(b) of this Debenture;

                  (h) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed Notice of Conversion (as defined in Section 4(a) hereof) for any reason whatsoever;

                  (i) the Registration Statement which is the subject of the Registration Rights Agreement annexed as Exhibit C to the Purchase Agreement is no longer effective as required under the Registration Rights Agreement and the Company does not cause such Registration Statement to become effective within twenty (20) Business Days of its not being effective; or

                  (j) the Company issues or enters into an agreement to issue any equity or equity equivalent security with a floating conversion price substantially similar to the Debentures other than any securities issued at any time or from time to time to the Purchaser or any of its Affiliates or assigns during the period commencing on the date hereof and ending on the third anniversary of the date hereof.

         II. (a) If any Event of Default occurs and continues, beyond a cure period, if any, then the Holder may, by notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

                  (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

                  (c) Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and
(B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure


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
to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

                  (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures and accrued interest thereon at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, and the Escrow Agent shall release the shares of Common Stock from escrow upon notifying the Company of the conversion.

         III. To effectuate the terms and provision of this Debenture, the Holder may give notice of any default to the Attorney-in-Fact as set forth herein and give a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.

         Section 4. Conversion.

         (a) The unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined below, and subject to the Limitation on Conversion described in Section 4.18 of the Purchase Agreement, at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. The resale of such shares of Common Stock shall be registered under the Securities Act pursuant to the Registration Rights Agreement. Any conversion under this Section 4(a) shall be for a minimum principal amount of $10,000.00 of the Debentures plus the interest accrued and due thereon. The Holder shall effect conversions by surrendering the Debenture to be converted to the Escrow Agent, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted. The date on which such conversion is to be effected (the "Conversion Date") shall be on the date the Notice of Conversion is delivered pursuant to Section 4(j). Subject to Section 4 hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two
(2) Business Days of the Conversion Date. In the event that the Escrow Agent holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Escrow Agent shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Escrow Agent shall return the Debentures to the Company for cancellation.

         (b) Immediately subsequent to the Maturity Date (the "Company Conversion Date") the unconverted principal amount of this Debenture shall be automatically converted into shares of Common Stock at the Conversion Price; provided, however, that no unconverted principal amount of this Debenture shall be converted (i) unless the Company shall have duly reserved for


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issuance to the Holder a sufficient number of shares of Common Stock to issue upon such conversion or (ii) if an Event of Default shall have occurred hereunder and, if there is a cure period, is continuing. In connection with such conversion, the Company shall deliver to the Holder of the Debentures a written notice in the form attached hereto as Appendix II (the "Company Conversion Notice"). The Company Conversion Notice shall specify the unconverted principal amount of the Debentures that will be subject to automatic conversion on the Company Conversion Date. The Company shall deliver or cause to be delivered the Company Conversion Notice at least two (2) Business Days before the Company Conversion Date. The Holder shall surrender the Debentures to be converted at the office of the Company or the Escrow Agent not later than two (2) Business Days after the Company Conversion Date. Each of a Notice of Conversion and a Company Conversion Notice is sometimes referred to herein as a Notice of Conversion, and each of a Conversion Date and a Company Conversion Date is sometimes referred to herein as a Conversion Date.

         (c) Not later than two (2) Business Days after the Conversion Date, the Escrow Agent shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Escrow Agent or the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

         The Company agrees that at any time the conversion price of the Debentures are such that the number of Escrow Shares with respect to the Underlying Shares, is less than 200% of the Full Conversion Shares, upon three
(3) Business Days of the Company's receipt of notice of such circumstance from the Purchaser and/or the Escrow Agent, the Company shall issue share certificates in the name of the Purchaser and deliver the same to the Escrow Agent, in such number that the new number of Escrow Shares with respect to the Underlying Shares, is equal to 200% of the Full Conversion Shares.

         (d) (i) The conversion price for the Debentures in effect on any Conversion Date shall be the LESSER of (a) $2.25 OR one hundred twenty-five percent (125%) of the average of the closing bid prices per share of the Common Stock during the five (5) Trading Days immediately preceding the Closing (as defined in the Purchase Agreement) (the "Fixed Conversion Price") OR (b) one hundred (100%) of the average of the three (3) lowest closing bid prices per share of the Common Stock during the forty (40) Trading Days immediately preceding the Conversion Date


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
(the "Floating Conversion Price"); provided, however, that the maximum number of shares of Common Stock that the Debentures may be converted into shall be 6,000,000 (the "Maximum Conversion"); and further provided, however, that upon the Maximum Conversion, the Company may, at its option (a) increase the Maximum Conversion or (b) redeem the unconverted amount of the Debentures in whole or in part at one hundred forty percent (140%) of the unconverted amount of the Debentures being redeemed plus accrued interest thereon. The conversion of the Debentures are subject to the Limitation on Conversion set forth in Section 4.18 of the Purchase Agreement. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

                  (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(d)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (iii) If, at any time while any of the Debentures are outstanding, the Company issues or sells shares of Common Stock, or options, warrants or other rights to subscribe for or purchase shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted prior to the date hereof) and at a price per share less than the Per Share Market Value of the Common Stock at the issue date mentioned below, the Fixed Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares, options, warrants or rights plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the conversion price designated in Section 4(d)(i) pursuant to this Section 4(d)(iii), if any such right or warrant shall expire and shall not have been exercised, the Fixed Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this
Section 4 after


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the issuance of such rights or warrants) had the adjustment of the conversion price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

                  (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 4(d)(iii) above), then, in each such case, the conversion price at which each Debenture shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

                  (vi) In the event the conversion price is not adjusted pursuant to Section 4(d)(ii), (iii), (iv), or (v), within two (2) Business Days following the occurrence of an event described therein, the Holder shall have the right to require the Company to redeem the Debentures at 140% of the Per Debenture Consideration and simultaneously pay such amount and all accrued interest and dividends to the Holder pursuant to the written instructions provided by the Holder.

                  (vii) Whenever the Fixed Conversion Price is adjusted pursuant to Section 4(d)(ii),(iii), (iv) or (v), or this Debenture is redeemed pursuant to Section 4(d)(vi), the Company shall within two (2) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion")


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
setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (viii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(d)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

                  (ix)     If:

                           (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                           (B)      the Company shall declare a special
                                    non-recurring cash dividend redemption of its Common Stock; or

                           (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                           (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;


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
then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice

         (e) If at any time conditions shall arise by reason of action or inaction taken by the Company, which action or inaction, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least thirty (30) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated and the material adverse effects of such action on the rights of such holders, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of Debentures; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.

         (f) The Company covenants and agrees that it shall, at all times, reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, two (2) times such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(d) and Section 4(e) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that all


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
shares of Common Stock that shall be so issuable shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

         (g) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

         (h) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         (i) The Debentures converted into Common Stock shall be canceled upon conversion.

         (j) Each Notice of Conversion shall be given by facsimile to the Escrow Agent no later than 4:00 p.m. New York time. Upon receipt of such Notice of Conversion, the Escrow Agent shall forward such Notice of Conversion to the Company by facsimile by the end of the Business Day on which such notice is received by the Escrow Agent, assuming such receipt by 6:00 p.m. New York time, and if received by the Escrow Agent thereafter, on the next Business Day, at the facsimile number of the Company set forth in Section 10 hereof. Each Company Notice of Conversion shall be given by facsimile addressed to each Holder of unconverted Debentures at the facsimile telephone number and address of such Holder appearing on the books of the Company as provided to the Company by such Holder for the purpose of such Company Notice of Conversion, with a copy to the Escrow Agent. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile number specified in this Section 4(j) (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion after 4:00 p.m. New York time on any Business Day or at any time on a day that is not a Business Day, notice will be deemed to have been given the next following Business Day.

         Section 5. Redemption of Debentures. (a) At any time after the Execution Date, so long as no Event of Default has occurred that has not been cured, the Company shall have the option to redeem any unconverted amount of the Debentures, either in part or whole, upon no less than thirty (30) days written notice thereof given to the Holder with a copy to the Escrow Agent (the "Redemption Notice"), at one hundred forty percent (140%) of the unconverted amount of the Debentures plus accrued interest thereon (the "Redemption Price").

         (b) Within five (5) Business Days after giving the Redemption Notice, the Company shall deposit the Redemption Price by wire transfer to the IOLA account of the Escrow Agent.

Upon receipt of the Redemption Price, the Escrow Agent shall release the Redemption Price to the Holder and return the remaining Debentures and Underlying Shares to the Company.

         (c) In the event that the Company fails to deposit the Redemption Price in the Escrow Agent's IOLA account number within the time allocated in section
(b) above, then the redemption shall be declared null and void.

         Section 6. Absolute Payment Obligation; Limitation on Prepayment. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with Section 5 hereof.

         Section 7. No Rights of Stockholders. Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         Section 8. Loss, Theft, Mutilation or Destruction. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

         Section 9. Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

         Section 10. Notices. Except as otherwise provided in Section 4(k) hereof, all notices or other communications required or permitted to be given hereunder shall be deemed duly given and received if in writing upon facsimile transmission (with written transmission confirmation report) at the number designated below for the Company and at the facsimile number for the Holder set forth in the Debenture Register (in each case, if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following


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
such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

           If to the Company:      Scores Holding Company Inc.
                                   150 East 58th Street, 25th Floor
                                   New York, NY 10155
                                   Attn:  Richard Goldring
                                   Tel:  (212) 421-9764
                                   Fax:  (212) 421-9765

              With copies to:      Kaplan Gottbetter & Levenson, LLP
                                   630 Third Avenue
                                   New York, NY 10017-6705
                                   Attn:  Adam S. Gottbetter, Esq.
                                   Tel:  (212) 983-6900
                                   Fax:  (212) 983-9210

            If to the Holder:      To the address or/or facsimile number
                                   set forth in the Debenture Register

              With copies to:      Kaplan Gottbetter & Levenson, LLP
                                   630 Third Avenue
                                   New York, NY 10017-6705
                                   Attn:  Adam S. Gottbetter, Esq.
                                   Tel:  (212) 983-6900
                                   Fax:  (212) 983-9210

          If to Escrow Agent:      Kaplan Gottbetter & Levenson, LLP
                                   630 Third Avenue
                                   New York, NY 10017-6705
                                   Attn:  Adam S. Gottbetter, Esq.
                                   Tel:  (212) 983-6900
                                   Fax:  (212) 983-9210

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 10.

         Section 11. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.


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
         Section 12. Invalidity. If any provision of this Debenture is held to be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Section 13. Payment Dates. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

         Section 14. Transfer; Assignment. This Debenture may not be transferred or assigned, in whole or in part, at any time, except in compliance by the transferor and the transferee with applicable federal and state securities laws.

         Section 15. Fees of Enforcement. In the event any Party commences legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                     SCORES HOLDING COMPANY INC.



Attest: ______________________       By:______________________________
                                        Name:  Richard Goldring
                                        Title: President


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
                                   APPENDIX I

                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $.001 per share (the "Common Stock"), of Scores Holding Company Inc. (the "Company") according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $350 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.

Conversion calculations:       _________________________________________________
                               Date to Effect Conversion

                               _________________________________________________
                               Principal Amount of Debentures to be Converted

                               _________________________________________________
                               Interest to be Converted or Paid

                               _________________________________________________
                               Applicable Conversion Price

                               _________________________________________________
                               Number of Shares to be Issued Upon Conversion

                               _________________________________________________
                               Signature

                               _________________________________________________
                               Name

                               _________________________________________________
                               Address


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
                                   APPENDIX II

                         NOTICE OF AUTOMATIC CONVERSION

The undersigned in the name and on behalf of Scores Holding Company Inc. (the "Company") hereby notifies the addressee hereof that the attached Debenture held by the Holder will be converted into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company according to the terms of the Debenture, as of the date written below. No other fees will be charged to the Holder except for such transfer taxes, if any which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed. A fee of $350.00 will be charged to the Company for any conversion by the Escrow Agent.

Conversion calculations:       _________________________________________________
                               Date to Effect Conversion

                               _________________________________________________
                               Principal Amount of Debenture to be Converted

                               _________________________________________________
                               Interest to be Converted or Paid

                               _________________________________________________
                               Applicable Conversion Price

                               _________________________________________________
                               Number of Shares of Common Stock to be Issued
                                Upon Conversion

                               _________________________________________________
                               Signature

                               _________________________________________________
                               Name

                               _________________________________________________
                               Address

                                    EXHIBIT B

           VOID AFTER 5:00 P.M., NEW YORK TIME ON THE EXPIRATION DATE
               WARRANT TO PURCHASE 250,000 SHARES OF COMMON STOCK

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           SCORES HOLDING COMPANY INC.

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

         FOR VALUE RECEIVED, Scores Holding Company Inc., a Utah corporation (the "Company"), grants the following rights to HEM Mutual Assurance Fund Limited, with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG and/or its assigns (the "Holder"):

                             ARTICLE 1. DEFINITIONS.

         Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Convertible Debenture Purchase Agreement by and between the Company and the Holder and entered into on August 7, 2002 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

         "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

         "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in compliance with the terms of Exhibit D to the Purchase Agreement.


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
         "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

         "Expiration Date" shall mean 5:00 p.m. (New York time) on August 6,
2007.

         "Fixed Price" shall mean US$0.01.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

                       ARTICLE 2. EXERCISE AND AGREEMENTS.

         2.1 Exercise of Warrant. This Warrant shall entitle the Holder to purchase, at the Exercise Price, 250,000 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the Closing Date to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

         2.2 Manner of Exercise.

         (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Agreement incorporated herein by reference (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants, (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased, and (iv) a bank cashier's or certified check or wire transfer of $350 to the Escrow Agent for the exercise fee pursuant to the Escrow Agreement.

         (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange, (ii) the certificate representing this Warrant, and (iii) a bank cashier's or certified check or wire transfer for $350 to the Escrow Agent as and for the exercise fee pursuant to the Escrow Agreement. In connection with any Warrant Exchange, the Holder shall be deemed to surrender or exchange for the total number of Warrant Shares to be issued to it, the quotient obtained by dividing (A) the product of the difference between the Per Share Market Value of a share of Common Stock and the Exercise Price multiplied by the total number of Warrant Shares for which the Warrant is then being exercised and the Exercise Price, by (B) the average Per Share Market Value of a share of Common Stock for the ten (10) Trading Days ending on the Exercise Date.

         2.3 Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

         2.4 No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

         2.5 Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

         2.6 Escrow. The Company agrees to enter into the Escrow Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder and each representing a number of shares of Common Stock equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the escrow Agent pursuant to the Escrow Agreement.

         2.7 Adjustments to Exercise Price and Number of Securities.

         (a) Computation of Adjusted Exercise Price. In case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (f) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section 2.7 (c) hereof.

         For the purposes of any computation to be made in accordance with this
Section 2.7(a), the following provisions shall be applicable:

                  (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of

Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                  (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                  (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                  (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

                  (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

         (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

                  (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

                  (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                  (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection
(a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                  (iv) If any options, rights or warrants referred to in subsection (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

         (c) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         (d) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (e) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph
(e) shall similarly apply to successive consolidations or mergers.

         (f) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the issuance of Warrant Shares upon conversion of the Debentures or this Warrant, or upon the exercise of any options, rights, or warrants outstanding as of the date of the Purchase Agreement and disclosed in Section 3.1(c) therein.

         (g) Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

                     ARTICLE 3. REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE COMPANY

         3.1 Representations and Warranties. In addition to the representations and warranties contained in Article 3.1 of the Purchase Agreement, the Company hereby represents and warrants to the Holder as follows:

         (a) All shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, (i) be duly authorized, validly issued, fully-paid and non-assessable, (iii) free and clear of all liens, claims and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and (iii) not be subject to any pre-emptive rights.

         (b) The Company is a corporation duly organized and validly existing under the laws of the State of Utah, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Warrant Shares upon any exercise of the Warrant, have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and (ii) as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

         (d) The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is current in the filing of all reports required to be filed thereunder. The Company is eligible to issue the Warrants and the Warrant Shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

                            ARTICLE 4. MISCELLANEOUS

         4.1 Transfer. This Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company); provided further, that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the right to purchase less than 10,000 Warrant Shares.

         4.2 Transfer Procedure. Subject to the provisions of Section 4.1, the Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

         4.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

         4.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

         4.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         4.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

         4.7 Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

         4.8 Legal Fees. In the event any Person commences a legal action or proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

         4.9 Attorney-in-Fact. To effectuate the terms and provisions of the Purchase Agreement, the Escrow Agreement, the Debentures and this Warrant, the Company hereby agrees to grant a power of attorney to the Attorney-in-Fact substantially in the form of Exhibit F to the Purchase Agreement (the "Power of Attorney"). All acts done under the Power of Attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is acting within the scope of the Power of Attorney and within the scope of, and in accordance with, this Warrant, the Purchase Agreement, the Debentures and the Escrow Agreement. The Power of Attorney, being coupled with an interest, shall be irrevocable while any portion of this Warrant remains unexercised, any amount of the Debentures remains unconverted or any provision of the Purchase Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall deliver to the Attorney-in-Fact a copy of resolutions duly adopted by the Board of Directors of the Company, as certified by the CEO of the Company, (a) authorizing transfers of the Debentures and the Warrant, future issuances of shares of Common Stock upon exercise of this Warrant and conversion of the Debentures and (b) stating that such resolutions are irrevocable while any amount of the Debentures remains unconverted, any portion of this Warrant remains unexercised or any provision of the Purchase Agreement or the Escrow Agreement remains unsatisfied.

Dated: August 7, 2002


SCORES HOLDING COMPANY INC.


By: _______________________
    Name:  Richard Goldring
    Title: President



Attest:

___________________________
Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

         [ ] to purchase ______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. at $0.01 per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

         [ ] to purchase _______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based on the average closing bid price of the Common Stock for the (10) ten Trading Days prior to the date hereof of $____ per share.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated:  _______________________     By:  _______________________________

                                    Name: ______________________________

                                    Title: _____________________________

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of August 7, 2002, by and between Scores Holding Company Inc., a Utah corporation with its principal place of business at 150 East 58th Street, 25th Floor, New York, NY 10155 (the "Company"), and HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG (the "Purchaser").

         Simultaneously with the execution of this Agreement, the Purchaser and the Company have entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") and incorporated herein by reference, pursuant to which the Purchaser has agreed to purchase the Debentures.

         The Company and the Purchaser hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Effective Date" shall mean, with respect to a Registration Statement, the date on which the Registration Statement shall have been declared effective by the Commission, which in no event shall be later than ninety (90) days after the Filing Date.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Escrow Agreement" means the escrow agreement, by and among the Company, KGL and the Purchaser, entered into on the date hereof, which is incorporated herein by reference.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Execution Date" means the day the Purchase Agreement and the other Transaction Documents are executed by the parties.

         "Filing Date" means the day the Registration Statement is filed with the Commission, which date shall be as soon as practicable, but in no event more than forty-five (45) calendar days after the Execution Date.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 5(c) hereof.

         "Indemnifying Party" shall have the meaning set forth in Section 5(c) hereof.


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
         "Inspectors" shall have the meaning set forth in Section 3(m) hereof.

         "Losses" shall have the meaning set forth in Section 5(a) hereof.

         "New York Courts" shall have the meaning set forth in Section 7(g) hereof.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Records" shall have the meaning set forth in Section 3(m) hereof.

         "Registrable Securities" means the Escrow Shares; provided, however, that in order to account for adjustments in the conversion and exercise ratios, Registrable Securities shall at all times include a number of shares of Common Stock equal to no less than two (2) times the number of shares of Common Stock into which (i) the Debentures are convertible in full at the Per Share Market Value on the Execution Date and (ii) the Warrant is exercisable in full.

         "Registration Statement" means the registration statement, contemplated by Section 2(a) hereof, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.


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

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Underlying Shares" shall mean the shares of Common Stock into which the Debentures are convertible in accordance with the Purchase Agreement and the Debentures.

         "Underwritten Registration" or "Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for sale to the public pursuant to an effective registration statement.

         2.       Shelf Registration.

                  (a) As soon as practicable, but not more than 45 calendar days after the Execution Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 or another appropriate form permitting registration of Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more Underwritten Offerings). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement except as provided for in Section 7(b) hereof and
(ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event on or prior to the Effective Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is five (5) years after the date of this Agreement or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders, to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action to suspend the effectiveness of the Registration Statement under the Securities Act during the Effectiveness Period, unless the Company, after consultation with its counsel, determines that such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective. Should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the Holders upon conversion of the Debentures or exercise of the Warrant (because of the indeterminable number of shares of Common Stock issuable upon conversion or exercise thereof), the Company shall be required to file a separate registration statement (utilizing Rule 462 promulgated under the Securities Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to such separate registration statement as if it were an amendment to such Registration Statement.


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
                  (b) If the Holders of a majority of the Registrable Securities so elect and inform the Company in writing a reasonable time prior to the Filing Date, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriter or the representative of the several underwriters (the "Representative") advises the Company and such Holders in writing that, in the Representative's opinion, the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which, in the opinion of such Representative, can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering, with the approval of the Company, which shall not be unreasonably withheld or delayed. No Holder may participate in any Underwritten Offering hereunder unless such Holder
(i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

                  (d) If the Registration Statement is not filed by the Filing Date, the Company shall immediately pay the Purchaser a Liquidity Payment (as defined below in this Section). If the Registration Statement is not declared effective by the Commission by the Effective Date, then the Company shall pay the Purchaser a Liquidity Payment, in the amount equal to four percent (4%) per annum of the total initial principal amount of the Debentures (a "Liquidity Payment"), on the last day of each 30-day period or part thereof following the Effective Date until the Registration Statement shall have been declared effective by the Commission.

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission within the time period set forth in Section 2 a Registration Statement on Form S-3 or another appropriate form permitting registration of Registrable Securities for issuance to the Holders and the resale thereof in accordance with the method or methods of distribution thereof as specified by the Holders, and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however that, subject only to the provision by the Holders to the Company in writing of information requested in writing by the Company relating to the Holders' proposed method of distribution of Registrable Securities and such other information required by law, not less than ten (10) days prior to the filing of the Registration Statement or any related Prospectus or any amendment (pre or post effective) or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their


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
counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of the respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Holders shall have five (5) Business Days after receipt of the Registration Statement or any related Prospectus or any amendment or supplement thereto to comment on or object to the filing of such documents. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto without including any comments reasonably requested by the Holders and shall not file any such documents to which the Holders of a majority of the Registrable Securities, their counsel, or any managing underwriters, shall object; provided, however, that the counting of days for determining whether the Company has complied with the Filing Date and Effective Date requirements for purposes of this Agreement shall not include any days during the period commencing with such objection and ending when the Person objecting subsequently consents to the filing of such documents. On the date of effectiveness of any Registration Statement, the Company shall furnish an opinion, dated as of such date, from counsel representing the Company addressed to the Holders of the Registrable Securities and in form, scope and substance as is customarily given in an underwritten public offering. The Company shall also use its best efforts to cause to be furnished on the date of effectiveness of any Registration Statement, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders of the Registrable Securities;

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the applicable time period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the registration of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities to be sold, their counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time the


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
Registration Statement becomes stale and is no longer effective; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (e) If requested by any Representative or the Holders of a majority of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) unless in the opinion of counsel for the Company such action is required by applicable law.

                  (f) Furnish to each Holder, its counsel and any Representative, without charge, at least one complete copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

                  (g) Promptly deliver to each Holder, its counsel, and any Representative, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus forming part of the effective Registration Statement) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby agrees to respond in writing to a written request from the Purchasers with respect to the effectiveness of such Prospectus.

                  (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, any Representative and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the


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
securities or Blue Sky laws of such jurisdictions within the United States as any Holder, Representative or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders and the Representative to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be free of all restrictive legends, except as required by applicable law, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Representative or Holders may request at least three (3) Business Days prior to any sale of Registrable Securities;

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi) hereof, as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market and any other securities exchange, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed or quoted to the extent required by the rules of such exchange, market or other quotation system.

                  (l) If the Registrable Securities are included in a Registration Statement filed in connection with an Underwritten Offering, the Company shall, (i) make such representations and warranties to such Holders as it agrees to make to the underwriters in such Underwritten Public Offerings, and confirm the same if and when requested; (ii) enter into an indemnification agreement which shall contain indemnification provisions and procedures no less favorable to the selling Holders, than those set forth in Section 5 and (iii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their counsel and any Representative to evidence the continued validity of the representations and warranties made pursuant to clause 3(1)(i).

                  (m) Make available for inspection by (i) Holders of the Registrable Securities, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Holders, and (iv) one firm of attorneys retained by all the Holders (collectively, the "Inspectors") all pertinent


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
financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(m). Each Holder of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or government body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Holders' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first (1st) day of the first (1st) fiscal quarter of the Company after the effective date of the Registration Statement.

                  (o) At such time as the Registration Statement has been declared effective by the Commission covering a resale of any Registrable Securities, the Company shall cause its legal counsel to deliver to its transfer agent an opinion, subject to the holders of any Registrable Securities making such representations and warranties to Company counsel as it may require, certifying that such Registrable Securities may be sold by the Holders pursuant to such Registration Statement with the purchasers thereof receiving share certificates without restrictive legend, which opinion shall remain effective so long as such Registration Statement remains in full force and effect. In the event that, at any time, such Registration Statement ceases to be effective, the Company shall immediately deliver written notice thereof to its transfer agent and the Holders stating that the opinion of the Company's legal counsel may no longer be relied upon by its transfer agent (unless and until an additional or amended, as applicable, Registration Statement is so declared effective (with respect to the resale of such Registrable Securities)).


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

            (p) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement.

            (q) The Company shall take all such other actions as any Holder of Registrable Securities or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of the Registration Securities.

      The Company may require each selling Holder and the underwriters to furnish to the Company such information regarding the distribution of such Registrable Securities and the Holder as is required by law to be disclosed in the Registration Statement and as may otherwise be reasonably requested by the Company, including, without limitation, information necessary for the Company to respond to the comments from the Commission and/or state securities authorities, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request, and such Holder shall be deemed to have violated this Registration Rights Agreement for purposes of Section 5.1 of the Purchase Agreement.

      If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

      Each Purchaser covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) hereof and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) hereof and (ii) each Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

      Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a written notice from the Company of the occurrence of any event of the type described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental


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
filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

      4.    Registration Expenses.

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings (A) required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Representative, if any, or Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Representative, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 3(a)(ii), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed.

            (b) Notwithstanding anything contained to the contrary herein, the Holders shall be responsible for the cost of underwriting discounts and commissions if any, applicable to the Registrable Securities and the fees and expenses of counsel to any of the Holders.

      5.    Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer or sale of Registrable Securities), brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively,


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
"Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except solely to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was relied on by the Company for use therein or
(ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. In connection with the Registration Statement, each Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Registration Statement or any Prospectus and agrees, severally and not jointly, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading solely to the extent, and only to the extent, that (i) such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus, or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus. In addition, the foregoing shall not inure to the benefit of any Holder if a copy of the Prospectus (as then amended or supplemented) was furnished by the Company to such Holder and was not sent or given by or on behalf of such Holder to such Holder's purchaser of Registrable Securities if required by law to have been so delivered.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the


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
payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose, and counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party;

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative benefits


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
received by the Indemnified Party and the Indemnifying Party, as the case may be, shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the Purchaser pursuant to the Purchase Agreement and the gain, if any, realized by the selling Holder upon the resale thereof. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    Rule 144.

            The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      7.    Miscellaneous.

            (a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case


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
may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled, after the Closing, to specific performance of its rights under this Agreement. The Company and each Holder agree that, after the Closing, monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Piggyback on Registrations. Except as provided in Section
4.22 of the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities and the Company shall not enter into any agreement providing any such right to any of its security holders (other than the Holders in such capacity pursuant hereto) with respect to the Registration Statement.

            (c) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of 51% or more of the shares of (i) Registrable Securities issued at such time plus (ii) Registrable Securities issuable upon conversion of the Debentures or exercise of the Warrant that have not been fully converted or exercised as of the date such consent is sought. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

            (d) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            If to the Company:        Scores Holding Company Inc.
                                      150 East 58th Street, 25th Floor
                                      New York, NY 10155
                                      Attn:  Richard Goldring
                                      Tel:   (212) 421-9764
                                      Fax:   (212) 421-9765

            With copies to:           Kaplan Gottbetter & Levenson, LLP
                                      630 Third Avenue
                                      New York, NY 10017-6705

                                      Attn:  Adam S. Gottbetter, Esq.
                                      Tel:   (212) 983-6900
                                      Fax:   (212) 983-9210

            If to the Purchaser:      See Schedule 1 - Schedule of Purchaser
                                      (attached to the Purchase Agreement)

            With copies to:           Kaplan Gottbetter & Levenson, LLP
                                      630 Third Avenue
                                      New York, NY 10017-6705
                                      Attn:  Adam S. Gottbetter, Esq.
                                      Tel:   (212) 983-6900
                                      Fax:   (212) 983-9210

      If to any other Person who is then the registered Holder: to the address of such Holder as it appears in the stock transfer books of the Company; or such other address as may be designated in writing hereafter, in the same manner, by such person.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

            (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (g) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles thereof relating to the conflict of laws. Each of the Company and each Holder (including holders of the Warrant) hereby irrevocably submits to the jurisdiction of any New York state court sitting in the city and county of New York or any federal court sitting in the city and county of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. Each of the Company and each Holder (including holders of the Warrant) irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum.

            (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.


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
            (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (k) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than a Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      Company:

                                      SCORES HOLDING COMPANY INC.


                                      By:
                                          -------------------------------------
                                          Name:  Richard Goldring
                                          Title: President

                                      Purchaser:

                                      HEM MUTUAL ASSURANCE FUND LIMITED


                                      By:
                                          -------------------------------------
                                          Name:  Pierce Loughran
                                          Title: Director

                                    EXHIBIT D

                        CONVERSION AND EXERCISE PROCEDURE

      1. At any time and from time to time during the term of this Agreement, the Holder may deliver to the Escrow Agent written notice (a "Notice of Conversion or Notice of Exercise") that it has elected to convert the Debentures or exercise the Warrant registered in the name of such Holder in whole or in part in accordance with the terms of the Debentures or the Warrant, and the Notice of Conversion or Notice of Exercise shall be in the form annexed as Appendix I to the Debentures or the Warrant. A fee of $350 shall accompany every Notice of Conversion or Notice of Exercise delivered to the Escrow Agent.

      2. The Holder shall send by fax the executed Notice of Conversion or Notice of Exercise to the Escrow Agent by 4:00 p.m. New York time on the Conversion Date. The Escrow Agent shall send the Notice of Conversion or Notice of Exercise by facsimile to the Company by the end of the Business Day on the Conversion Date or the Exercise Date, assuming received by 6:00 p.m. New York time and if thereafter on the next Business Day, at the facsimile telephone number of the principal place of business of the Company. Each Company Notice of Conversion shall be given by facsimile addressed to the Holder of Debentures at the facsimile telephone number of such Holder appearing on the books of the Company as provided to the Company by such Holder for the purpose of such Company Notice of Conversion, with a copy to the Escrow Agent. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in this paragraph 2 (with printed confirmation of transmission). In the event that the Escrow Agent receives the Notice of Conversion or Notice of Exercise after 4:00 p.m. New York time, the Conversion Date or the Exercise Date shall be deemed to be the next Business Day.

      3. The Company shall have two (2) Business Days from transmission of the Notice of Conversion or Notice of Exercise by the Escrow Agent to object only to the calculation of the number of Escrow Shares to be released. If the Company fails to object to the calculation of the number of Escrow Shares to be released within said time, then the Company shall be deemed to have waived any objections to said calculation and to have directed Escrow Agent to release same. The Company's only basis for any objection hereunder shall be to the calculation of the number of Escrow Shares to be released. In the event of such an objection, the parties shall have one (1) Business Day to agree on the number of Escrow Shares to be released pursuant to said Conversion or Exercise. In the event that the parties cannot agree on the number of Escrow Shares to be released in said time, then the Company shall commence a legal action in the appropriate state or federal court in the state and county of New York, within five (5) Business Days of the transmittal of the Notice of Conversion or Notice of Exercise by the Escrow Agent to the Company. If the Company does not commence such legal action within said five (5) Business Days, the Escrow Agent shall release the number of shares stated in the Notice of Conversion or Notice of Exercise to the Holder and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, the Escrow Agent shall release from escrow and deliver to the Holder certificates or instruments representing the number of Escrow Shares issuable to the Holder in accordance with such conversion or exercise on the second Business Day from the transmittal to the Company of the Notice of Conversion or Notice of Exercise. In the event that the certificates evidencing the Escrow Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Holder, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the requesting Holder certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to such Holder. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to such Holder the balance of the shares due to such Holder.

      4. The Holder shall send the original Debentures and Notice of Conversion or Warrant, Notice of Exercise and Exercise Price to the Escrow Agent via FedEx or other commercial overnight courier, along with a fee of $350, instructions regarding names and amount of certificates for the issuance of the Underlying Shares or Warrant Shares, and, if conversion or exercise is not in full, instructions as to the re-issuance of the balance of the Debentures or Warrant; provided, however, that if the Escrow Agent is holding the Debentures or the Warrant, then the Notice of Conversion or Notice of Exercise may be faxed and the fee and, with respect to the Warrant, the Exercise Price may be transmitted via wire transfer to the Escrow Agent. The Escrow Agent shall deliver the foregoing to the Company within two (2) Business Days of the Escrow Agent's receipt thereof; provided, however, that, with respect to the Warrant, the Escrow Agent shall wire the Exercise Price to the Company pursuant to wire transfer instructions provided to the Escrow Agent by the Company. In the event that the Escrow Agent has custody of the Debentures or the Warrant, the Escrow Agent shall notify the Company and the Holder in writing of the balance of the Debentures or Warrant remaining and the Company and the Holder shall acknowledge such notice in writing, in lieu of issuance of a new Debenture or Warrant for the balance.

      5. If the Company will be issuing a new Debenture or Warrant, it will send such new Debenture or Warrant to the Escrow Agent by overnight courier within five (5) Business Days of its receipt of the original Debentures and Notice of Conversion or Warrant, Notice of Exercise and Exercise Price. The Escrow Agent shall send the Underlying Shares or Warrant Shares to the Holder in accordance with Holder's instructions within two (2) Business Days of receipt of the Notice of Conversion or Notice of Exercise and will send the new Debenture or Warrant (if any) to the Holder upon receipt.

      6. The Escrow Agent agrees to notify the Company in writing by facsimile each time the Escrow Agent releases Escrow Shares or to the Holder. Until any such release and notification are given to the Company, the Escrow Shares shall not be deemed to be validly issued and outstanding shares of capital stock of the Company. Such notification shall be given when the Escrow Agent delivers the Notice of Conversion or Notice of Exercise to the Company.

      7. The Company agrees that, at any time the conversion price of the Debentures are such that the number of Escrow Shares with respect to the Debentures is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of the Debentures given the then current conversion price (the "Full Conversion Shares"), upon ten (10) days written notice of such circumstance to the Company by a Holder and/or Escrow Agent, it will issue additional share certificates, in the names of all Holders and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Debentures is equal to 200% of the Full Conversion Shares.

                                    EXHIBIT E

                                ESCROW AGREEMENT

      ESCROW AGREEMENT (this "Agreement"), dated as of August 7, 2002, by and between Scores Holding Company Inc., a Utah corporation with its principal place of business at 150 East 58th Street, 25th Floor, New York, NY 10155 (the "Company"); Kaplan Gottbetter & Levenson, LLP with its principal place of business at 630 Third Avenue, New York, NY 10017 (the "Escrow Agent"); and HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG (the "Purchaser").

                                    RECITALS

            A. Simultaneously with the execution of this Agreement, the Purchaser and the Company entered into a Convertible Debenture Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof and incorporated herein by reference, pursuant to which the Company has agreed to issue and sell and the Purchaser has agreed to purchase certain of the Company's debentures (the "Debentures") and in connection therewith the Company has agreed to issue certain of its warrants (the "Warrant"), and the Company has granted the Escrow Agent a power of attorney (the "Power of Attorney") with respect to the Debentures, the Warrant and the Escrow Shares (collectively, the "Securities").

            B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the purchase of the Debentures.

            C. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

      NOW, THEREFORE, IT IS AGREED:

      1. PROCEDURE FOR ESCROW. The procedures of the escrow shall be governed by the provisions of Article 2 of the Purchase Agreement and Exhibit D thereto.

      2. TERMS OF ESCROW. The terms of the escrow shall be governed by Article 4 of the Purchase Agreement, Articles 3 and 4 of the Debentures and Article 2 of the Warrant.

      3. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

            (a) The parties hereto agree that the duties and obligations of the Escrow Agent shall be only those obligations herein specifically provided and no other. The Escrow Agent's duties are those of a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence in the performance of its duties hereunder;

            (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the advice of such counsel;

            (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers and the Company are parties, whether or not the Escrow Agent has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Purchasers and the Company and agreed to in writing by the Escrow Agent;

            (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action other than keeping safely the Consideration (as defined below) or taking certain action until the Escrow Agent is directed otherwise in writing jointly by the Purchasers and the Company or by a final judgment of a court of competent jurisdiction;

            (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which the Escrow Agent, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement;

            (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration;

            (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of any of the Securities (to the extent delivered to the Escrow Agent pursuant hereto, the "Consideration"), it may do so by delivering the same to another Person that agrees to act as escrow agent hereunder and whose substitution for the Escrow Agent is agreed upon in writing by the Purchaser and the Company. If no such escrow agent is selected within three (3) days after the Escrow Agent gives notice to the Purchasers and the Company of the Escrow Agent's desire to so relinquish custody of the Consideration and resign as Escrow Agent, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a state or federal court of competent jurisdiction situate in the state and county of New York. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this Agreement and each of the Company and the Purchasers shall promptly pay all monies it may owe to the Escrow Agent for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below;

            (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Consideration; provided, however, that in the event of such dispute, the Escrow Agent shall have the right to commence an interpleader action in any court of competent jurisdiction of the state of New York or of the United States located in the county and state of New York, deposit the Consideration with such court;

            (i) The parties acknowledge and agree that the Escrow Agent is counsel to the Purchaser. The parties agree to, and agree not to object to, the Escrow Agent's engagement as Escrow Agent hereunder;

            (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

      4. INDEMNIFICATION.

            (a) The Purchaser hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

            (b) The Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Purchaser against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

            (c) The Purchaser and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement, the Securities and the Power of Attorney, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence in its performance as Escrow Agent hereunder

            (d) In the event of any legal action or proceeding involving any of the parties to this Agreement which is brought to enforce or otherwise adjudicate any of the rights or obligations of the parties hereunder, the non-prevailing party or parties shall pay the legal fees of the prevailing party or parties and the legal fees, if any, of the Escrow Agent.

      5. MISCELLANEOUS.

            (a) All notices, including Notices of Conversion and Notices of Exercise, objections, requests, demands and other communications sent to any party hereunder shall be deemed duly given if (x) in writing and sent by facsimile transmission to the Person for whom intended if addressed to such Person at its facsimile number set forth below or such other facsimile number as such Person may designate by notice given pursuant to the terms of this Section 5 and (y) the sender has confirmation of transmission:

            (i)      If to the Company:        Scores Holding Company Inc.
                                               150 East 58th Street, 25th Floor
                                               New York, NY 10155
                                               Attn:  Richard Goldring
                                               Tel:  (212) 421-9764
                                               Fax:  (212) 421-9765

                     With copies to:           Kaplan Gottbetter & Levenson, LLP
                                               630 Third Avenue, 5th Floor
                                               New York, New York 10017-6705
                                               Attn:  Adam S. Gottbetter, Esq.
                                               Tel:  (212) 983-6900
                                               Fax:  (212) 983-9210

            (ii)     If to the Purchaser:      To the fax number set forth in
                                               Schedule 1 to the Purchase
                                               Agreement.

            (iii)    If to the Escrow Agent:   Kaplan Gottbetter & Levenson, LLP
                                               630 Third Avenue, 5th Floor
                                               New York, New York 10017-6705
                                               Attn:  Adam S. Gottbetter, Esq.
                                               Tel:  (212) 983-6900
                                               Fax:  (212) 983-9210

            (b) This Agreement has been prepared, negotiated and delivered in the state of New York and shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts entered into and performed entirely within New York, without giving effect to the principles of New York law relating to the conflict of laws.

            (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

            (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

      6. TERMINATION OF ESCROW. The term of this Escrow Agreement shall begin upon the date hereof and shall continue until terminated upon the earlier to occur of (i) conversion of the full amount of the Debentures and exercise of the Warrant, (ii) the last to occur of the Maturity Date (as defined in the Debentures) and the Expiration Date (as defined in the Warrant) and (iii) the written agreement of the parties to terminate this Agreement. Upon the termination of this Escrow Agreement, the Escrow Agent shall return any of the Consideration then held by it to the Company pursuant to the Purchase Agreement and the other Transaction Documents.


                           [ SIGNATURE PAGE FOLLOWS ]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

Escrow Agent:                               The Company:

Kaplan Gottbetter & Levenson, LLP           Scores Holding Company Inc.


By:                                         By:
    ------------------------------              -------------------------------
    Name:  Adam S. Gottbetter                   Name:  Richard Goldring
    Title: Managing Partner                     Title: President


                                            Purchaser:

                                            HEM Mutual Assurance Fund Limited

                                            By:
                                                -------------------------------
                                                Name:  Pierce Loughran
                                                Title: Director

                                    EXHIBIT F

FORM 26/33-DPOA/S-97

Power of Attorney; Statutory Short Form, Revised 1/1/97 o (with Affidavit of Effectiveness (C)

      CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT - THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY

                        DURABLE GENERAL POWER OF ATTORNEY
                          NEW YORK STATUTORY SHORT FORM
               THE POWERS YOU GRANT BELOW CONTINUE TO BE EFFECTIVE
                    SHOULD YOU BECOME DISABLED OR INCOMPETENT

CAUTION: THIS IS AN IMPORTANT DOCUMENT IT GIVES THE PERSON WHOM YOU DESIGNATE (YOUR "AGENT") BROAD POWERS TO HANDLE YOUR PROPERTY DURING YOUR LIFETIME WHICH MAY INCLUDE POWERS TO MORTGAGE, SELL, OR OTHERWISE DISPOSE OF ANY REAL OR PERSONAL PROPERTY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU. THESE POWERS WILL CONTINUE TO EXIST EVEN AFTER YOU BECOME DISABLED OR INCOMPETENT. THESE POWERS ARE EXPLAINED MORE FULLY IN NEW YORK GENERAL OBLIGATIONS LAW, ARTICLE 5, TITLE 15, SECTION 5-1502A THROUGH 5-1503 WHICH EXPRESSLY PERMIT THE USE OF ANY OTHER OR DIFFERENT FORM OF POWER OF ATTORNEY.

THIS DOCUMENT DOES NOT AUTHORIZE ANYONE TO MAKE MEDICAL OR OTHER HEALTH CARE DECISIONS. YOU MAY EXECUTE A HEALTH CARE PROXY TO DO THIS.

(IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER TO EXPLAIN IT TO YOU.)

THIS is intended to constitute a DURABLE GENERAL POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

                          SCORES HOLDING COMPANY INC.,
    with an address at 150 East 58th Street, 25th Floor, New York, NY 10155
                         (insert your name and address)

does hereby appoint:
                    -----------------------------   ----------------------------
                     (If 1 person is to be appointed agent,
                insert the name and address of your agent above)

            Adam S. Gottbetter     residing at   630 Third Avenue, 5th Floor, New York, NY 10017-6705
            Steven M. Kaplan       residing at   630 Third Avenue, 5th Floor, New York, NY 10017-6705
            Paul R. Levenson       residing at   630 Third Avenue, 5th Floor, New York, NY 10017-6705

            (If 2 or more persons are to be appointed agents by you
                    insert their names and addresses above.)

my attorney(s)-in-fact TO ACT (If more than one agent is designated, CHOOSE ONE of the following two choices by putting your initials in ONE of the blank spaces to the left of your choice;)

                       (X) Each agent may SEPARATELY act.
                       ( ) All agents must act TOGETHER.
                     (If neither blank space is initialed,
                  the agents will be required to act TOGETHER)

IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent:

(DIRECTIONS: INITIAL IN THE BLANK SPACE TO THE LEFT OF YOUR CHOICE ANY ONE OR MORE OF THE FOLLOWING LETTERED SUBDIVISIONS AS TO WHICH YOU WANT TO GIVE YOUR AGENT AUTHORITY. IF THE BLANK SPACE TO THE LEFT OF ANY PARTICULAR LETTERED SUBDIVISION IS NOT INITIALED, NO AUTHORITY WILL BE GRANTED FOR MATTERS THAT ARE INCLUDED IN THAT SUBDIVISION. ALTERNATIVELY, THE LETTER CORRESPONDING TO EACH POWER YOU WISH TO GRANT MAY BE WRITTEN OR TYPED ON THE BLANK LINE IN SUBDIVISION "(Q)", AND YOU MAY THEN PUT YOUR INITIALS IN THE BLANK SPACE TO THE LEFT OF SUBDIVISION "(Q)" IN ORDER TO GRANT EACH OF THE POWERS SO INDICATED)

(   )   (A)    real estate transactions;
(   )   (B)    chattel and goods transactions;
(   )   (C)    bond, share and commodity transactions;
(   )   (D)    banking transactions;
(   )   (E)    business operating transactions;
(   )   (F)    insurance transactions;
(   )   (G)    estate transactions;
(   )   (H)    claims and litigation;
(   )   (I)    personal relationships and affairs;
(   )   (J)    benefits from military service;
(   )   (K)    records, reports and statements;
(   )   (L)    retirement benefit transactions;
(   )   (M)    making gifts to my spouse, children and more remote descendants, and parents, not to exceed in the aggregate $10,000 to each of such persons in any year;
(   )   (N)    tax matters;
(   )   (O)    all other matters;
(   )   (P)    full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select;
( X )   (Q)    each of the matters identified by the following letters: C and E

(Special provisions and limitations may be included in the statutory short form durable power of attorney only if they conform to the requirements of Section 5-1503 of the New York General Obligations Law.)

                                SEE ATTACHMENT A

Special Additional Provisions: The powers granted under (A) through (C) above shall include the sale of a cooperative housing unit and are enlarged so that all fixtures and articles of personal property which at the time of such transaction are or which may thereafter be attached to or used in connection with the real or personal property may be included in the agreements or other instruments to be executed and delivered in connection with any transactions and which may be described in said instruments with more particularity. This Power of Attorney is not subject to question because an instrument executed hereunder fails to recite or recites only nominal consideration paid therefore and any person dealing with the subject matter of such instrument may do so as if full consideration had been expressed therein.

THIS DURABLE POWER OF ATTORNEY SHALL NOT BE AFFECTED BY MY SUBSEQUENT DISABILITY OR INCOMPETENCE.

If every agent named above is unable or unwilling to serve, I appoint residing at

(insert name and address of successor)
to be my agent for all purposes hereunder.                               JUD 134

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, I HEREBY AGREE THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND I FOR MYSELF AND FOR MY HEIRS, EXECUTORS, LEGAL REPRESENTATIVES AND ASSIGNS, HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

THIS DURABLE GENERAL POWER OF ATTORNEY MAY BE REVOKED BY ME AT ANY TIME.

IN WITNESS WHEREOF I have hereunto signed my name this 7th day of August, 2002.

                           SCORES HOLDING COMPANY INC.

    (YOU SIGN HERE:) = By: ______________________________________, President
                                  (Signature of principal)

  The statute requires that this instrument be acknowledged by the principal.
         No express provision is made for proof by subscribing witness.

STATE OF           COUNTY OF        ) SS.:

On the     day of                     , 20  , before me personally came

to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed same.

STATE OF           COUNTY OF        ) SS.:

On the     day of                     , 20  , before me personally came

to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed same.

                         AFFIDAVIT OF EFFECTIVENESS (C)

 STATE OF                COUNTY OF          ) SS.:

                                                                   , residing at

                                                being duly sworn does depose and
say that I am the Attorney-in-Fact under the above Power of Attorney. That said Power of Attorney is a valid and subsisting Power which has not been revoked by the death of the principal(s) or otherwise; that I have no actual knowledge of a revocation of the foregoing Power; and, I warrant and represent that I have full
and unqualified authority to execute the                  [Deed, Mortgage, etc.]
knowing that                                                    , will rely upon
the representations made herein as inducement to accept such instrument(s) and this Power of Attorney as evidence of my authority to act.

                                                                ATTORNEY IN FACT

SWORN AND SUBSCRIBED TO BEFORE ME THIS     DAY OF                , 2002


                           (NOTARY AFFIX STAMP AT RIGHT)

                        DURABLE GENERAL POWER OF ATTORNEY

                          REVISED STATUTORY SHORT FORM

                                                  TITLE NO.

                                                  DISTRICT
                                                  SECTION
                                                  BLOCK
                                                  LOT
                                                  COUNTY OR TOWN

--------------------------------------------------------------------------------
                           RECORDED AT THE REQUEST OF
                           --------------------------
                               RETURN BY MAIL TO:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       RESERVED FOR RECORDING OFFICE USE

--------------------------------------------------------------------------------

                            DURABLE POWER OF ATTORNEY
                          NEW YORK STATUTORY SHORT FORM
                              DATED AUGUST 7, 2002,
                         BY SCORES HOLDING COMPANY INC.

                                  ATTACHMENT A

      The attached power of attorney is limited by and subject to the terms and conditions of the Convertible Debenture Purchase Agreement by and between Scores Holding Company Inc. (the "Company"), and HEM Mutual Assurance Fund Limited, a Hong Kong corporation, with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG (the "Purchaser") dated August 7, 2002 (the "Purchase Agreement"), the Registration Rights Agreement by and between the Company and the Purchaser dated August 7, 2002 (the "Registration Rights Agreement"), the Escrow Agreement by and among the Company, Kaplan Gottbetter & Levenson, LLP, and the Purchaser dated August 7, 2002 (the "Escrow Agreement"), and, to be issued upon the closing of, and in accordance with, the Purchase Agreement, the 1% Convertible Debentures due August 6, 2007 in the principal amount of Two Million Dollars US$2,000,000 (the "Debentures"), common stock purchase warrant for 250,000 shares of the Company's common stock, par value $.001 per share (the "Warrant"), expiring on the Expiration Date (as defined in the Warrant), and such power of attorney can only be acted upon to enforce the rights of the Purchaser and its successors and assigns under Section 4.14 of the Purchase Agreement, Section 4 of the Debentures, and Section 4.9 of the Warrant, and to grant the appointed agents the power to issue the opinions of counsel in substantially the same form as the opinions contained in Exhibit G to the Purchase Agreement, all including, but not limited to, the issuance and delivery of shares of Common Stock, removing stop transfer orders and restrictions, and replenishing the Escrow Shares (as defined in the Escrow Agreement) under the aforementioned documents.

      This power of attorney shall expire upon the full and complete satisfaction of all of the Company's obligations under the Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement, the Debentures, and the Warrant

      IN WITNESS WHEREOF I have hereunto signed my name this 7th day of August, 2002.

                                           Scores Holding Company Inc.


                                           By:
                                              ---------------------------------
----------------------------------            Name:  Richard Goldring
Signed and sworn to before me on              Title: President
August 7, 2002


--------------------------
Notary Public

                                    EXHIBIT G

August 7, 2002

To the Purchaser Listed in Schedule 1 to the "Purchase Agreement"

      RE:   SCORES HOLDING COMPANY INC.

Ladies and Gentlemen:

      We have acted as counsel to Scores Holding Company Inc., a Utah corporation (the "Company"), in connection with the Convertible Debenture Purchase Agreement, dated as of August 7, 2002, between you and the Company (the "Purchase Agreement"), and the transactions contemplated thereby. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Purchase Agreement.

      In addition to the Transaction Documents, we have examined such other documents, records and legal matters as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including, without limitation, the Company's certificate of incorporation and by-laws, each as in effect on the date hereof (the "Certificate of Incorporation" and the "By-Laws, respectively). We have also relied on the certificates furnished by officers of the Company as of the date hereof. We have, without independent verification, relied upon and assumed the accuracy of such certificates as to factual matters and have not attempted to verify independently the statements contained therein; however, nothing has come to our attention that would cause us to question the accuracy of such statements.

      We have also relied, without independent verification, on the representations and warranties as to factual matters of the Company and the Purchaser contained in the Purchase Agreement and on certificates of governmental officials. In all such examinations, we have assumed: (i) the genuineness of signatures of all persons other than the signatures of persons signing on behalf of the Company; (ii) the authenticity of all documents submitted to us as originals; (iii) the validity of all applicable laws, statutes, ordinances, rules and regulations, and the proper indexing and accuracy of all records and documents which are public records; and (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

      Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

      (1) Each of the Company and its Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. To our knowledge, the Company has no subsidiaries other than the Subsidiaries. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a material adverse effect.

      (2) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and to otherwise carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or by other equitable principles of general application.

      (3) The Company has duly authorized and reserved for issuance such number of shares of its common stock, par value $.001 per share (the "Common Stock"), as are issuable upon conversion of the Debentures (the "Underlying Shares") and exercise of the Warrant (the "Warrant Shares"), assuming conversion of the Debentures and exercise of the Warrant in full on the date hereof, and to the extent that the number of the Underlying Shares and the Warrant Shares may exceed the aggregate number of the Escrow Shares (as defined in the Escrow Agreement) deposited in escrow pursuant to the Escrow Agreement (such excess shares, if any, the "Excess Shares"), all as required pursuant to the Debentures, the Warrant and the Purchase Agreement. The Debentures are validly issued, fully paid and non-assessable. The Escrow Shares are validly issued, fully paid and non-assessable. The Excess Shares, when issued pursuant to the terms of the Debentures, the Warrant and the Purchase Agreement will be validly issued, fully paid and non-assessable.

      (4) No shares of the Common Stock are entitled to preemptive or similar rights. To our knowledge, except as specifically disclosed in Schedule 3.1(c) to the Purchase Agreement, there are no outstanding options, warrants, script rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures and the Warrant, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as otherwise provided in the Purchase Agreement.

      (5) To our knowledge, other than the Required Approvals, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court of other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents.

      (6) The execution and delivery of the Transaction Documents by the Company and its performance of and compliance with the terms of the Transaction Documents, including, without limitation, the issuance of the Debentures, the Warrant and the Escrow Shares do not, and its issuance of Excess Shares, if any, will not, violate any provision of the Certificate of Incorporation or the By-Laws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation. To our knowledge, except as disclosed in Schedule 3.1(e) to the Purchase Agreement, the execution, delivery and performance of and compliance with the Transaction Documents, and the issuance of the Debentures, the Warrant and the Escrow Shares have not resulted, and will not result, nor will the issuance of any Excess Shares result, in any violation of, or constitute a default under (or an event which with the passage of time or the giving of notice or both would constitute a default under), any contract, agreement, instrument, judgment or decree binding upon the Company or any Subsidiary and known to us which, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company and its Subsidiary. To the best of our knowledge, the business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority the result of which would have a material adverse effect on the business of the Company and its Subsidiaries.

      (7) To our knowledge, the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended ("the Exchange Act"), including Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (collectively, the "Disclosure Documents") on a timely basis, or has received a valid extension of such time of filing, except as otherwise described in the Purchase Agreement. To the best of our knowledge, as of their respective dates, the Disclosure Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

      (8) Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement and of the Purchaser set forth in Section 3.2 of the Purchase Agreement, the offer, issuance and sale of the Debentures and the Warrant and the offer and issuance of the Escrow Shares pursuant to the Purchase Agreement are and the sale of the Escrow Shares and the offer, issuance and sale of the Excess Shares, if any, will be, exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), by reason of Rule 506 of Regulation D promulgated under
Section 4(2) of the Securities Act.

      These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

      The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

            (a) We have assumed that the Purchaser subscribing to the Transaction Documents has the legal right, capacity and power to enter into and perform all of its obligations under each of the Transaction Documents. Furthermore, we have assumed the due authorization by the Purchaser of all requisite action and the due execution and delivery of the Transaction Documents, and that the Transaction Documents are the valid and binding agreements of the Purchaser enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or by other equitable principles of general application.

            (b) Our opinions on the binding effect and enforceability of any obligation are subject to limitations resulting from the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, arrangement and assignment for the benefit of creditors laws and similar laws or judicially developed doctrines, and (ii) general principles of equity, whether applied by a court of law or equity.

            (c) We disclaim any opinion as to (i) the validity or enforceability under federal securities laws of any indemnification and contribution provisions of the Registration Rights Agreement or any other documents, (ii) any provisions in any documents which purport to waive any procedural due process rights, and
(iii) any provisions relating to choice of governing law, which choice may depend upon factual circumstances and the laws of other jurisdictions.

            (d) Enforcement of your rights and remedies may be limited by laws and judicial decisions which have imposed duties and standards of conduct (including, without limitation, obligations of good faith, fair dealing and reasonableness), and in this regard we have assumed that you will exercise your rights and remedies under the Transaction Documents, to the extent required by such laws and judicial decisions, in good faith and in circumstances and a manner which are commercially reasonable.

            (e) Requirements set forth in any of the Transaction Documents to the effect that any provision thereof may be waived only in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by practice or course of conduct modifying such requirements has been or may be created.

            (f) We express no opinion as to the enforceability of any remedies provided for under any of the Transaction Documents to the extent such remedies would have the effect of compensating the party entitled to the benefit of such remedies in amounts in excess of the actual loss suffered by such party.

            (g) Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual current knowledge of partners and associates of Kaplan Gottbetter & Levenson, LLP who have had substantive involvement in the representation of the Company in connection with this transaction. We have not undertaken any independent investigation to determine the existence or absence of such facts (and have not caused to be made any review of any court files or indices) and no inferences as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

            (h) Our opinions are limited to the matters expressly set forth herein and to laws and facts existing on the date hereof an no opinion is to be implied or inferred beyond the matters expressly so stated.

            (i) Our examination of law relevant to the matters covered by this opinion is limited to the laws of the state of New York, the General Corporation Law of the state of Delaware and the federal law of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of any jurisdiction other than the states of New York or Delaware or federal law of the United States, we have assumed that the law of such other jurisdiction is identical to New York or Delaware law. We express no opinion as to the effect on the transactions described herein, in the Transaction Documents and in the other agreements and materials referred to herein of the laws of any jurisdiction other than the states of New York or Delaware and the federal law of the United States. As members of the bar of the state of New York, we do not purport to be experts on the law of any other state of the United States or the jurisdiction of any foreign country.

            (j) In furnishing the opinion regarding the valid existence and good standing of the Company and its Subsidiaries and the qualification of the Company and its Subsidiaries to do business, we have relied solely upon the good standing certificates attached to this letter.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                           Very truly yours,

                                           Kaplan Gottbetter & Levenson, LLP

                                    EXHIBIT H

           VOID AFTER 5:00 P.M., NEW YORK TIME ON THE EXPIRATION DATE
               WARRANT TO PURCHASE 500,000 SHARES OF COMMON STOCK



                  TERMINATION WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           SCORES HOLDING COMPANY INC.

NEITHER THIS TERMINATION WARRANT (THIS "WARRANT" OR "TERMINATION WARRANT") NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

      FOR VALUE RECEIVED, Scores Holding Company Inc., a Utah corporation (the "Company"), grants the following rights to HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG and/or its assigns ("Holder"):

                             ARTICLE 1. DEFINITIONS.

      Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Convertible Debenture Purchase Agreement by and between the Company and the Holder dated as of August 7, 2002 (the "Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

      "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business is administered.

      "Escrow Agent" shall mean Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, 5th Floor, New York, NY 10017, as the Company's escrow agent, or its authorized successor, as such.


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
      "Escrow Agreement" means the escrow agreement by and among the Company, the Holder and Kaplan Gottbetter & Levenson, LLP, annexed as Exhibit I to the Purchase Agreement.

      "Exercise Date" shall mean the date on which the Holder gives the Company a Notice of Exercise pursuant to Appendix II hereto.

      "Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

      "Expiration Date" shall mean 5:00 p.m. (New York time) on the fifth anniversary from the Termination Date.

      "Fixed Price" shall mean US$0.01.

      "SEC" shall mean the United States Securities and Exchange Commission.

      "Termination Date" shall mean the date on which the Purchase Agreement is terminated pursuant to Section 5.1 of the Purchase Agreement.

      "Termination Warrant" shall mean this Termination Warrant and any warrant or warrants issued in exchange for, or upon transfer or assignment of this Termination Warrant (in compliance with the provisions hereof) .

      "Termination Warrant Escrow Shares" shall mean Termination Warrant Shares deposited in escrow with the Escrow Agent as of the date hereof pursuant to the terms of the Escrow Agreement and the Purchase Agreement.

      "Termination Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant set forth in Section 2.1 hereof.

      "Warrant" or "Warrants" shall mean the Termination Warrant.

                       ARTICLE 2. EXERCISE AND AGREEMENTS.

      2.1 Exercise of Warrant. This Warrant shall entitle the Holder to purchase, at the Exercise Price, 500,000 shares of Common Stock, subject to adjustment as provided herein (the "Termination Warrant Shares"). This Warrant shall be exercisable at any time and from time to time from the Termination Date and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Termination Warrant Shares hereunder shall expire and become void on the Expiration Date.

      2.2 Manner of Exercise.

      (a) Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Termination Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Termination Warrant Shares purchasable hereunder at the time of exercise), by delivering to the


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
Escrow Agent (as defined in the Escrow Agreement, which is incorporated herein by reference) (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the Warrant Certificate representing this Warrant, (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Termination Warrant Shares being purchased, and (iv) a bank cashier's or certified check or wire transfer of $350 to the Escrow Agent for the exercise fee. In the event of any discrepancy between the exercise procedures set forth in this Section 2.2 and the provisions of Appendix II, the provisions of Appendix II shall govern the exercise of this Warrant.

      (b) The Holder may, at its option, in lieu of paying cash for the Termination Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange, (ii) the Warrant Certificate representing this Warrant, and (iii) a bank cashier's or certified check or wire transfer for $350 to the Escrow Agent for the exercise fee. In connection with any Warrant Exchange, the Holder shall be deemed to surrender or exchange for the total number of Termination Warrant Shares to be issued to it, the quotient obtained by dividing (A) the product of the difference between the Per Share Market Value of a share of Common Stock and the Exercise Price multiplied by the total number of Warrant Shares for which the Warrant is then being exercised, by (B) the average Per Share Market Value of a share of Common Stock for the ten (10) Trading Days ending on the Exercise Date.

      2.3 Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

      2.4 No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

      2.5 Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Termination Warrant Shares to be issued shall be rounded up to the nearest whole Share. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

      2.6 Escrow. The Company agrees to enter into the Escrow Agreement and to deposit with the Escrow Agent thereunder stock certificates to be held by the Escrow Agent (as defined in the Escrow Agreement) registered in the name of the Holder and each representing a number of shares of Common Stock equal to the number of Termination Warrant Shares issuable upon exercise of this Warrant in full on the date hereof. The Company shall deposit additional stock certificates for Termination Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement.

      2.7 Adjustments to Exercise Price and Number of Securities.

      (a) Computation of Adjusted Exercise Price. In case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (g) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section 2.7 (c) hereof.

      For the purposes of any computation to be made in accordance with this
Section 2.7(a), the following provisions shall be applicable:

            (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

            (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

            (iii) Shares of Common Stock issuable by way of dividend or other distribution on any class or series of stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

            (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

            (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

      (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

            (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

            (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

            (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

            (iv) If any options, rights or warrants referred to in subsection
      (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

      (c) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

      (d) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant Shares issuable upon the exercise of the Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

      (e) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of the Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and number of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

      (f) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the issuance of the Termination Warrant Shares or upon the exercise of any options, rights, or warrants outstanding as of the date of the Purchase Agreement and disclosed in Section 3.1(c) therein.

      (g) Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of the Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holder of the unexercised Termination Warrant shall thereafter be entitled, in addition to the shares of

Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrant.

                     ARTICLE 3. REPRESENTATIONS, WARRANTIES
                          AND COVENANTS OF THE COMPANY

      3.1 Representations and Warranties. In addition to the representations and warranties contained in Article 3.1 of the Purchase Agreement, the Company hereby represents and warrants to the Holder as follows:

      (a) All shares which may be issued upon the exercise of the purchase right represented by this Termination Warrant shall, upon issuance, (i) be duly authorized, validly issued, fully-paid and non-assessable, (iii) free and clear of all liens, claims and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and
(iii) not be subject to any pre-emptive rights. All Termination Warrant Escrow Shares, upon issuance and delivery to the Escrow Agent pursuant to the terms of the Purchase Agreement and the Escrow Agreement, shall be duly authorized and validly issued, and when the Exercise Price thereof shall have been paid therefor, fully paid and non-assessable.

      (b) The Company is a corporation duly organized and validly existing under the laws of the state of Utah, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Termination Warrant Shares upon any exercise of the Warrant, have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and (ii) as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief may be subject to the discretion of any court before which any proceeding therefor may be brought.

      (c) Neither the Company, any of its Subsidiaries nor any of there respective assets or properties is subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Termination Warrant.

      (d) The Company is subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and is current in the filing of all reports required to be filed thereunder. The Company is eligible to issue this Warrant and the Termination Warrant Shares, including, without limitation, the Termination Warrant Escrow Shares, pursuant to Section 4(2) of the Securities Act.

                            ARTICLE 4. MISCELLANEOUS

      4.1 Transfer. This Termination Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company); provided further, that this Warrant may not be transferred or assigned in a manner that would result in the Holder's or any transferee's holding, following such transfer or assignment, a Termination Warrant for the right to purchase less than 10,000 Termination Warrant Shares.

      4.2 Transfer Procedure. Subject to the provisions of Section 4.1 hereof, the Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the Persons in whose name any such new Warrant may be issued is herein referred to as a "Holder").

      4.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

      4.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

      4.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      4.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to the principles thereof relating to the conflict of laws. Any action to enforce the terms of this Warrant shall be exclusively heard in the state and federal courts situate in the county and state of New York, in the United States of America.

      4.7 Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

      4.8 Legal Fees. In the event that the Company or any Holder commences a legal action to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

      4.9 Attorney-in-Fact. To effectuate the terms and provisions of this Termination Warrant and of the Purchase Agreement with respect to this Termination Warrant, the Company hereby agrees to grant a power of attorney substantially in the form of by Exhibit K to the Purchase Agreement (the "Power of Attorney"). All acts done under such power of attorney are hereby ratified and approved and neither the attorney-in-fact named therein (the "Attorney-in-Fact") nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is acting within the scope of the Power of Attorney and within the scope of, and in accordance with, this Warrant, the Purchase Agreement, and/or the Escrow Agreement. The Power of Attorney, being coupled with an interest, shall be irrevocable while any portion of this Warrant remains unexercised or any provision of the Purchase Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall deliver to the Attorney-in-Fact a copy of resolutions duly adopted by the Board of Directors of the Company, as certified by the CEO of the Company, authorizing transfers of this Warrant and future issuances of shares of Common Stock if required, upon the exercise of this Warrant.

Dated:  August 7, 2002


SCORES HOLDING COMPANY INC.


By:
   ------------------------------
   Name:  Richard Goldring
   Title: President

Attest:


---------------------------------
Name:
Title:


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
                                   APPENDIX I

                               NOTICE OF EXERCISE

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

      [ ] to purchase ______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. at $.01 per share for a total of $_________ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such Termination Warrant Shares in full; or

      [ ] to purchase _______ shares of Common Stock, par value $.001 per share, of Scores Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Termination Warrant Shares to purchase such Termination Warrant Shares based on the average closing bid price of the Common Stock for the ten Trading Days prior to the date hereof of $_______ per share.

2. Please issue a certificate or certificates representing said Termination Warrant Shares in the name of the undersigned or in such other name as is specified below:



Dated:                                      By:
       ------------------------------           --------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                   APPENDIX II

                               EXERCISE PROCEDURE

      1. At any time and from time to time during the term of this Agreement, the Holder may deliver to the Escrow Agent written notice (a "Notice of Exercise") that it has elected to exercise the Warrant registered in the name of such Holder in whole or in part in accordance with the terms of the Warrant, and the Notice of Exercise shall be in the form annexed as APPENDIX I to the Warrant. A fee of $350 shall accompany every Notice of Exercise delivered to the Escrow Agent.

      2. The Holder shall send by fax the executed Notice of Exercise to the Escrow Agent by 4:00 p.m. New York time on the Exercise Date. The Escrow Agent shall send the Notice of Exercise by facsimile to the Company by the end of the Business Day on the Exercise Date.

      3. The Company shall have two (2) Business Days from transmission of the Notice of Exercise by the Escrow Agent to object only to the calculation of the number of Warrant Escrow Shares to be released. If the Company fails to object to the calculation of the number of Warrant Escrow Shares to be released within said time, then the Company shall be deemed to have waived any objections to said calculation and to have directed Escrow Agent to release same. The Company's only basis for any objection hereunder shall be to the calculation of the number of Warrant Escrow Shares to be released. In the event of such an objection, the parties shall have one (1) Business Day to agree on the number of Warrant Escrow Shares to be released pursuant to said Exercise. In the event that the parties cannot agree on the number of Warrant Escrow Shares to be released in said time, then the Company shall commence a legal action in the appropriate state or federal court in the state and county of New York, within five (5) Business Days of the transmittal of the Notice of Exercise by the Escrow Agent to the Company. If the Company does not commence such legal action within said five (5) Business Days, the Escrow Agent shall release the number of shares stated in the Notice of Exercise to the Holder and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, the Escrow Agent shall release from escrow and deliver to the Holder certificates or instruments representing the number of Warrant Escrow Shares issuable to the Holder in accordance with such exercise on the second Business Day from the transmittal to the Company of the Notice of Exercise. In the event that the certificates evidencing the Warrant Escrow Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Holder, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the requesting Holder certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to such Holder. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to such Holder the balance of the shares due to such Holder.

      4. The Holder shall send the original Warrant, Notice of Exercise and Exercise Price to the Escrow Agent via FedEx or other commercial overnight courier, along with a fee of $350, instructions regarding names and amount of certificates for the issuance of the Warrant Shares, and, if exercise is not in full, instructions as to the re-issuance of the balance of the Warrant;

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provided, however, that if the Escrow Agent is holding the Warrant, then the
Notice of Exercise may be faxed and the fee and the Exercise Price may be transmitted via wire transfer to the Escrow Agent. The Escrow Agent shall deliver the foregoing to the Company within two (2) Business Days of the Escrow Agent's receipt thereof; provided, however, that the Escrow Agent shall wire the Exercise Price to the Company pursuant to wire transfer instructions provided to the Escrow Agent by the Company. In the event that the Escrow Agent has custody of the Warrant, the Escrow Agent shall notify the Company and the Holder in writing of the balance of the Warrant remaining and the Company and the Holder shall acknowledge such notice in writing, in lieu of issuance of a new Warrant for the balance.

      5. If the Company will be issuing a new Warrant, it will send such new Warrant to the Escrow Agent by overnight courier within five (5) Business Days of its receipt of the original Warrant, Notice of Exercise and Exercise Price. The Escrow Agent shall send the Warrant Shares to the Holder in accordance with Holder's instructions within two (2) Business Days of receipt of the Notice of Exercise and will send the new Warrant (if any) to the Holder upon receipt.

      6. The Escrow Agent agrees to notify the Company in writing by facsimile each time the Escrow Agent releases Warrant Escrow Shares to the Holder. Until any such release and notification are given to the Company, the Warrant Escrow Shares shall not be deemed to be validly issued and outstanding shares of capital stock of the Company. Such notification shall be given when the Escrow Agent delivers the Notice of Exercise to the Company.





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
                                    EXHIBIT I


                     SPECIAL WARRANT SHARES ESCROW AGREEMENT


            SPECIAL WARRANT SHARES ESCROW AGREEMENT (this "Agreement"), dated as of August 7, 2002 by and among Scores Holding Company Inc., a Utah corporation with its principal place of business at 150 East 58th Street, 25th Floor, New York, NY 10155 (the "Company"); Kaplan Gottbetter & Levenson, LLP with its principal place of business at 630 Third Avenue, New York, NY 10017 (the "Escrow Agent"); and HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG ( the "Purchaser").

                                    RECITALS

            A. Simultaneously with the execution of this Agreement, the Purchaser and the Company entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which Purchase Agreement is incorporated herein by reference, and pursuant to which the Company is issuing a certain warrant (the "Termination Warrant") and the Termination Warrant Escrow Shares as of the date hereof, and the Company has granted the Escrow Agent a power of attorney (the "Special Power of Attorney");

            B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the exercise of the Termination Warrant;

            C. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

            NOW, THEREFORE, IT IS AGREED:

            1. PROCEDURE FOR ESCROW. The procedures of the escrow shall be governed by Appendix II to the Termination Warrant (the "Appendix");

            2.    TERMS OF ESCROW. The terms of the escrow shall be governed by
Article 2 of the Purchase Agreement and Article 2 of the Termination Warrant and the Appendices thereto.

            3.    DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

                  (a) The parties hereto agree that the duties and obligations of the Escrow Agent shall be only those obligations herein specifically provided and no other. The Escrow Agent's duties are those of a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct in violation of this Agreement or gross negligence in its performance hereunder.



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
                  (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the advice of such counsel.

                  (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchaser and the Company are parties, whether or not the Escrow Agent has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchaser, the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by the Purchasers and the Company and agreed to in writing by the Escrow Agent.

                  (d) If the Escrow Agent at any time becomes uncertain as to its duties or rights hereunder or receives instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action other than keeping safely the Consideration (as defined below) held in escrow hereunder or taking certain action until the Escrow Agent is directed otherwise in writing jointly by the Purchaser and the Company or by a final judgment of a court of competent jurisdiction.

                  (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which the Escrow Agent, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration.

                  (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Termination Warrant and the Termination Warrant Shares (to the extent that the same is delivered to it, collectively, the "Consideration"), the Escrow Agent may do so by delivering the same to another Person that agrees to act as the escrow agent and whose substitution for the Escrow Agent is agreed to in writing by the Purchaser and the Company. If no such escrow agent is selected within three (3) days after the Escrow Agent gives notice to the Purchaser and the Company of the Escrow Agent's desire to so relinquish custody of the Consideration and resign as Escrow Agent, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a state or federal court of competent jurisdiction situate in the county and state of New York. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this


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
Agreement, and each of the Company and the Purchaser shall promptly pay all monies it may owe to the Escrow Agent for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

                  (h) This Agreement shall not create any fiduciary duty on the part of the Escrow Agent to the Purchaser or the Company, nor disqualify the Escrow Agent from acting as counsel to either party hereto in any dispute with the other, including any dispute with respect to the Consideration; provided, however, that in the event of such dispute, the Escrow Agent shall have the right to commence an interpleader action in any court of competent jurisdiction of the state of New York or of the United States located in the county and state of New York, deposit the consideration with such court.

                  (i) The parties acknowledge and agree that the Escrow Agent is counsel to the Purchaser. The parties hereby accept, and agree not to object to, the Escrow Agent's engagement as Escrow Agent hereunder.

                  (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

            4.    INDEMNIFICATION.

                  (a) The Purchaser hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

                  (b) The Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and any amounts paid in settlement) resulting from claims asserted by the Purchaser against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

                  (c) The Purchaser and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement, the Termination Warrants and the Special Power of Attorney, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence in its performance as Escrow Agent under this Agreement;



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
                  (d) In the event of any legal action or proceeding involving any of the parties to this Agreement, which is brought to enforce or otherwise adjudicate any of the rights or obligations of the parties hereunder or any of its terms, the non-prevailing party or parties shall pay the legal fees of the prevailing party or parties and the legal fees, if any, of the Escrow Agent;

            5.    MISCELLANEOUS.

                  (a) All notices, including, without limitation, Notices of Exercise, objections, requests, demands and other communications sent to any Person hereunder shall be deemed duly given if (x) in writing and sent by facsimile transmission to the facsimile number for such Person set forth below or such other facsimile numbers as such Person may designate by notice given pursuant to the terms of this Section 5 and (y) the sender has confirmation of transmission:

            (i)   If to the Company:       Scores Holding Company Inc.
                                           150 East 58th Street, 25th Floor
                                           New York, NY 10155
                                           Attn: Richard Goldring
                                           Tel: (212) 421-9764
                                           Fax: (212) 421-9765

                  With copies to:          Kaplan Gottbetter & Levenson, LLP
                                           630 Third Avenue, 5th Floor
                                           New York, New York 10017-6705
                                           Attn: Adam S. Gottbetter, Esq.
                                           Tel: (212) 983-6900
                                           Fax: (212) 983-9210

            (ii)  If to the Purchaser:     To the fax number set forth in
                                           Schedule 1 to the Purchase Agreement.

                  With copies to:          Kaplan Gottbetter & Levenson, LLP
                                           630 Third Avenue, 5th Floor
                                           New York, New York 10017-6705
                                           Attn: Adam S. Gottbetter, Esq.
                                           Tel: (212) 983-6900
                                           Fax: (212) 983-9210

            (iii) If to the Escrow Agent:  Kaplan Gottbetter & Levenson, LLP
                                           630 Third Avenue, 5th Floor
                                           New York, New York 10017-6705
                                           Attn: Adam S. Gottbetter, Esq.
                                           Tel: (212) 983-6900
                                           Fax: (212) 983-9210



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
                  (b) This Agreement has been prepared, negotiated and delivered in the state of New York and shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts entered into and performed entirely within New York, without giving effect to the principles of New York law relating to the conflict of laws;

                  (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.;

                  (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

            6. TERMINATION OF ESCROW. The term of this Escrow Agreement shall begin upon the date hereof and shall continue until terminated upon the earlier to occur of:(i) the first to occur of the expiration date of the Termination Warrant and earlier exercise of the Termination Warrant in full; and (ii) the written agreement of the parties to terminate this Agreement. Upon the termination of this Escrow Agreement, the Escrow Agent shall return any Termination Warrant Escrow Shares then remaining in its possession to the Company or otherwise as instructed in writing by all parties.


                            [SIGNATURE PAGE FOLLOWS]




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
      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.


Escrow Agent:                             The Company:

KAPLAN GOTTBETTER &                       SCORES HOLDING COMPANY INC.
  LEVENSON, LLP



By:                                       By:
    -----------------------------             -----------------------------
    Name:  Adam S. Gottbetter                 Name:  Richard Goldring
    Title: Managing Partner                   Title: President


                                          Purchaser:

                                          HEM MUTUAL ASSURANCE FUND LIMITED



                                          By:
                                              -----------------------------
                                              Name:  Pierce Loughran
                                              Title: Director


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                                    EXHIBIT J


                      SPECIAL REGISTRATION RIGHTS AGREEMENT

      This Special Registration Rights Agreement (this "Agreement") dated as of August 7, 2002, by and between Scores Holding Company Inc., a Utah corporation with its principal place of business at 150 East 58th Street, 25th Floor, New York, NY 10155 (the "Company"), and HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG (the "Purchaser").

      Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company have entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which Purchase Agreement is incorporated herein by reference, and pursuant to which the Purchaser has agreed to purchase a certain debenture (the "Debentures") and a certain warrant (the "Warrant") of the Company, and the Company has agreed to issue a certain other warrant (the "Termination Warrant") to the Purchaser upon termination of the Purchase Agreement as more particularly provided therein.

      The Company and the Holder hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition only, the term "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

      "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close between the hours of 9:30 a.m. and 5:00 p.m. New York Time.

      "Commission" means the United States Securities and Exchange Commission.

      "Common Stock" means the Company's common stock, par value $.001 per share.

      "Event" shall have the meaning set forth in Section 7 hereof.

      "Event Date" shall have the meaning set forth in Section 7 hereof.

      "Escrow Agent" means Kaplan Gottbetter & Levenson, LLP.



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
      "Escrow Agreement" means the Special Warrant Shares Escrow Agreement, by and among the Company, the Escrow Agent and the Purchaser, dated as of the date hereof, which Agreement is incorporated herein by reference.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" or "Holders" means the Purchaser and any other holder or holders, as the case may be, from time to time of Registrable Securities.

      "Indemnified Party" shall have the meaning set forth in Section 6(c) hereof.

      "Indemnifying Party" shall have the meaning set forth in Section 6(c) hereof.

      "Inspectors" shall have the meaning set forth in Section 5(a)(viii) hereof.

      "Losses" shall have the meaning set forth in Section 6(a) hereof.

      "New York Courts" shall have the meaning set forth in Section 10(e) hereof.

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      "Registrable Securities" means the Termination Warrant Shares, including, without limitation, the Termination Warrant Escrow Shares, and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Termination Warrant Shares or Termination Warrant Escrow Shares, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the seller's rights under this Agreement are not assigned.

      "Registration" shall have the meaning set forth in Section 3(a) hereof.



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
      "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

      "Registration Statement" means each registration statement, contemplated by Section 3(a) hereof, including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

      "Rule 144A" means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as rule 144A.

      "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

      "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Selling Holders" means each Holder any of whose Registrable Securities are being registered pursuant to a Registration Statement.

      "Special Power of Attorney" means that certain power of attorney, dated the date hereof, given by the Company to the Escrow Agent.

      "Termination Warrant Escrow Shares" means the shares of Common Stock issued by the Company and deposited with the Escrow Agent pursuant to the Escrow Agreement on the date hereof.

      "Termination Warrant Shares" means the shares of Common Stock for which the Warrants are exercisable.

      "Termination Warrant" means the common stock purchase warrant of the Company issued in accordance with the terms of Section 2.1 of the Purchase Agreement.

      "Underwritten Registration" or "Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for sale to the public pursuant to an effective registration statement.

      2.    Restrictions on Transfer.

            (a) Each Holder agrees not to offer, sell, transfer, pledge, assign, hypothecate or otherwise dispose of all or any portion of its Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement and;

            (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (ii) Such Holder shall have (A) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

            (b) Each certificate representing Registrable Securities shall bear the following legend:

            THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE "BLUE SKY" OR SECURITIES LAWS ("STATE LAWS"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (i) REGISTERED UNDER THE ACT AND APPLICABLE STATE LAWS OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend;

            (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

      3.    "Piggy-back" Registrations.

            (a) If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Holders and the Escrow Agent of its intention to effect such a Registration. Subject to
Section 3(b) below, the Company shall use all reasonable efforts to effect Registration under the Securities Act of all Registrable Securities that the Holders request be included in such Registration by a written notice delivered to the Company within fifteen (15) days after the notice given by the Company. Each of the Holders agrees that any Registrable Securities which such Holder requests to be included in a Registration pursuant to this Section 3 shall be included by the Company on the same form of Registration Statement as selected for the Registration;

            (b) If a Registration involves an underwritten offering, the Company shall not be required to register securities in excess of the amount that the principal underwriter reasonably and in good faith recommends in writing for inclusion in such offering (a "Cutback"), a copy of which recommendation, and supporting reasoning, shall be delivered to each Holder. If such a Cutback occurs, the number of shares that are entitled to be included in the Registration and underwriting shall be allocated in the following manner:
(i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to any Person with demand registration rights requiring such registration, and (iii) third, to the Holders and other holders of Company securities with piggy-back registration rights requesting inclusion in the Registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration;

            (c) If the Registration of which the Company gives notice is for an underwritten public offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event, the right of any Holder to have its Registrable Securities included in the Registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and its other security holders with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriters or the managing underwriter selected by the Company;

            (d) If the Company elects to terminate any Registration after a Registration Statement for such Registration shall have been filed, the Company will have no obligation to register the Registrable Securities that the Holders sought to have included in such Registration.

The Company shall bear all Registration Expenses of the Holders in connection with any Registration.

      4.    Representations and Warranties.

            (a) The Company hereby makes the following representations and warranties to the Purchaser:

                  (i) The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement, the Termination Warrant, the Escrow Agreement and the Special Power of Attorney and to consummate the transactions contemplated hereby and thereby and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Termination Warrant, the Escrow Agreement and the Special Power of Attorney by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement, the Termination Warrant, the Escrow Agreement and the Special Power of Attorney have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or by other equitable principles of general application;

                  (ii) The Termination Warrant has been validly issued and is fully paid and non-assessable. The Termination Warrant Escrow Shares are validly issued, and when the exercise price thereof is paid pursuant to the terms of the Termination Warrant, the Termination Warrant Escrow Shares will be fully paid and non-assessable. The Termination Warrant Shares have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided in, and against payment in accordance with, the terms of the Termination Warrant, they shall be the valid and binding obligations of the Company enforceable in accordance with their respective terms;

                  (iii) The Company has and at all times while the Termination Warrant is outstanding has and will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement, the Termination Warrant and the Escrow Agreement;

                  (iv) The execution, delivery and performance of this Agreement, the Termination Warrant, the Escrow Agreement and the Power of Attorney by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (I) conflict with or violate any provision of its or any Subsidiary's articles of incorporation, resolutions or bylaws or (ii) require the consent of any third party, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement);

                  (v) Neither the Company nor any Subsidiary is required to obtain any consent, permit, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, the Termination Warrant, the Escrow Agreement or the Power of Attorney;

                  (vi) Neither the Company nor any Subsidiary (I) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement;

            (b) The Purchaser hereby represents and warrants to the Company as follows:

                  (i) Such Purchaser is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (ii) Such Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and under the Escrow Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Escrow Agreement have been duly authorized by all necessary corporate action on the part of such Purchaser. This Agreement and the Escrow Agreement have been duly executed and delivered by such Purchaser or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms; except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, fraudulent transfer, reorganization, moratorium laws and remedies or by other equitable principles of general application or similar laws relating to or affecting generally the enforcement of creditors' rights.

                  (iii) Such Purchaser is acquiring the Termination Warrant for its own account for investment purposes only and without a view toward the resale or distribution thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Termination Warrant or Warrant Shares in compliance with applicable federal and state securities laws.



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
                  (iv) At the time such Purchaser was offered the Termination Warrant, it was, and at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (v) Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Termination Warrant, and has so evaluated the merits and risks of such investment.

                  (vi) Such Purchaser is able to bear the economic risk of an investment in the Termination Warrant and, at the present time, is able to afford a complete loss of such investment.

                  (vii) Such Purchaser acknowledges receipt of the Disclosure Documents (as defined in the Purchase Agreement) and further acknowledges that it has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Termination Warrant and the merits and risks of investing in therein; (B) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Termination Warrant; and (C) the opportunity to obtain such additional information which the Company possesses or can acquire which is necessary to make an informed investment decision with respect to the Termination Warrant.

                  (viii) Such Purchaser understands and acknowledges that (A) the Termination Warrant is being offered and sold, and that the Termination Warrant Shares are being offered, to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act and (B) the availability of such exemption, depends in part upon, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations, and such Purchaser hereby consents to such reliance.

      5.    Procedures for Registration.

            (a) Whenever the Company is required to register Registrable Securities under this Agreement, it agrees to do the following at its sole cost and expense:

                  (i) advise the underwriter(s), if any, and the Selling Holders promptly and, if requested by such Persons, to confirm such advice in writing: (A) when the prospectus, or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the prospectus or for additional information relating thereto; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for qualification, offering or sale in


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any jurisdiction, or the initiation of any Proceeding for any of the preceding purposes; and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading. If, at any time, the Commission issues any stop order suspending the effectiveness of the Registration Statement or any state securities commission or other regulatory authority issues an order suspending the qualification or exemption from qualification of any Registrable Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (ii) if requested by any Selling Holder or the underwriter(s), if any, incorporate in the Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holder and the underwriter(s), if any, may reasonably request to have included therein, with respect to the number of Registrable Securities, if any, being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and the Company shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (iii) furnish to the Selling Holders and each of the underwriter(s), if any, without charge, before filing with the Commission, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including the prospectus and all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (iv) consult with the Selling Holders and the underwriter(s), if any, prior to the filing of such Registration Statement or prospectus;

                  (v) deliver to each of the Selling Holders and underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request, the Company hereby consenting to the use of the prospectus and any amendment or supplement thereto by each of the Selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of any Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                  (vi) use its best efforts, prior to any public offering of Registrable Securities, to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Holder or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to


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
taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (vii) cooperate with the Selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities covered by a Registration Statement and not bearing any restrictive legends, except as required by law, and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request prior to any sale of Registrable Securities made by the underwriter(s), if any;

                  (viii) in connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company shall give Selling Holders, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all Selling Holders the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

                  (ix) make available for inspection by the Selling Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

                  (x) notify each seller of Registrable Securities covered by a Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes and untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to be an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of any Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (xi) keep such registration effective for a period of one hundred eighty (180) days or until the Selling Holders have completed the distribution described in any Registration Statement relating thereto, whichever first occurs; provided, however, that (A) such 180-day period shall be extended for a period of time equal to the longer of (1) the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of securities of the Company and (2) the period ending on the date on which Rule 144(k) first becomes available for transfers of Registrable Securities and (B) in the case of any Registration of Registrable Securities on Form S-3 which are intended to be offered on a


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continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, however in no event longer than one year from the Effective Date of the Registration Statement and provided that Rule 145 permits an offering on a continuous or delayed basis;

                  (xii) cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (xiii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to a Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement;

                  (xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

                  (xv) at such time as a Registration Statement covering a resale of any Registrable Securities has been declared effective by the Commission, cause its counsel to deliver to the transfer agent for the Common Stock an opinion, subject to the making by Selling Holders of such representations and warranties to Company counsel as it may reasonably require, certifying that such Registrable Securities may be sold by the Selling Holders pursuant to such Registration Statement with the purchasers thereof receiving share certificates without restrictive legend, which opinion shall remain effective so long as such Registration Statement remains in full force and effect;

            (b) Each Selling Holder shall, upon receipt of notice from the Company of the occurrence of any event of the kind described in Section 4(a)(i), forthwith discontinue disposition of Registrable Securities following the effective date of a Registration Statement covering Registrable Securities until such Holder's receipt of copies of the prospectus supplement and/or post-effective amendment or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement.

            (c) Each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities being registered pursuant to any Registration Statement until such Holder shall have received copies of the related prospectus and notice from the Company that such Registration Statement has become effective and (ii) such Holder and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to any Registration Statement.



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
      6.    Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by the Holders in connection with the offer or sale of Registrable Securities), brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in such Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except solely to the extent that (I) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was relied on by the Company for use therein or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. In connection with each Registration Statement, each Selling Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related prospectus and agrees, severally and not jointly, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in such Registration Statement, such prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading solely to the extent that (I) such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such prospectus and such information was relied upon by the Company for use in such Registration Statement, such prospectus or such form of prospectus, or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in such Registration Statement or such prospectus and such information was relied upon by the Company for use in such Registration Statement, such


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
prospectus or such form of prospectus; provided, however, that anything contained herein to the contrary notwithstanding, no Holder shall be liable for any claims hereunder in an amount in excess of the net proceeds received by such Holder from the sale of its Registrable Securities pursuant to a Registration Statement. In addition, the foregoing shall not inure to the benefit of any Holder if a copy of such prospectus (as then amended or supplemented) was furnished by the Company to such Holder and was not sent or given by or on behalf of such Holder to such Holder's purchaser of Registrable Securities if required by law to have been so delivered.

            (c) Conduct of Indemnification Proceedings. If any Proceeding is brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (I) the Indemnifying Party has agreed to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed to assume promptly the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but shall retain the right to control the overall Proceedings out of which the claim arose, and counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after the Indemnified Party gives written notice thereof to the Indemnifying Party.



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            (d)   Contribution. If a claim for indemnification under Section
6(a) or 6(b) of this Agreement is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above in this paragraph is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of its Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e)   The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Holder or any Person controlling Holder, the Company, its directors or officers or any Person controlling the Company.

            (f) No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could


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have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (g) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      7. Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information for as long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      8. Rule 144A. The Company agrees that, upon the request of a Holder or any prospective purchaser of Registrable Securities designated by a Holder, the Company shall promptly provide (but in any case within fifteen (15) days of a request) to such Holder or potential purchaser, the following information:

            (a) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services each of them offers;

            (b) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for the two (2) most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

            (c) such other information about the Company, any subsidiaries, and their business, financial condition and results of operations as such Holder or purchaser of such Registrable Securities shall request in order to comply with Rule 144A, as amended, and in connection therewith the anti-fraud provisions of the federal and state securities laws.

      The Company hereby represents and warrants to the Holders and any prospective purchaser of Registrable Securities from a Holder that the information provided by the Company pursuant to this Section 8 will, as of the dates of such information, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

      9. Consent to be Bound; Assignability of Registration Rights. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement. Subject to the foregoing sentence, the registration rights set forth in this Agreement are assignable to each


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
assignee of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement.

      10.   Miscellaneous.

            (a) No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by the Company and all of the Persons who are then Holders of Registrable Securities;

            (b) The Company and the Holders agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action;

            (c) Except as otherwise specifically provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be deemed duly given to the Person for whom intended (i) upon receipt when personally delivered, (ii) one (1) day after being sent by a nationally recognized overnight courier for next day delivery or telecopy providing confirmation or receipt of delivery, or (iii) three (3) days after being sent by certified or registered mail, postage and certified or registered mail fees prepaid, return receipt requested, if sent to such Person at the address for such Person indicated below or to such other address as may be designated by such Person in writing sent by such Person in the manner required by this Section:

            If to the Company:   Scores Holding Company Inc.
                                 150 East 58th Street, 25th Floor
                                 New York, NY 10155
                                 Attn: Richard Goldring
                                 Tel: (212) 421-9764
                                 Fax: (212) 421-9765

            With copies to:      Kaplan Gottbetter & Levenson, LLP
                                 630 Third Avenue
                                 New York, NY 10017-6705
                                 Attn: Adam S. Gottbetter, Esq.
                                 Tel: (212) 983-6900
                                 Fax: (212) 983-9210

            If to the Holders:   To the address of each such Holder as it
                                 appears in the stock transfer records of the Company



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            With copies to:      Kaplan Gottbetter & Levenson, LLP
                                 630 Third Avenue
                                 New York, NY 10017-6705
                                 Attn: Adam S. Gottbetter, Esq.
                                 Tel: (212) 983-6900
                                 Fax: (212) 983-9210

            (d) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof;

            (e) This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles thereof relating to the conflict of laws. Each of the Company and each Holder hereby irrevocably submits to the jurisdiction of any New York state court or any federal court sitting in the city and county of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. Each of the Company and each Holder irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum;

            (f) The remedies provided herein are cumulative and not exclusive of one another or of any remedies provided by law;

            (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    Company:

                                    SCORES HOLDING COMPANY INC.



                                    By:
                                       ---------------------------------
                                       Name:  Richard Goldring
                                       Title: President


                                    Holder:

                                    HEM MUTUAL ASSURANCE FUND LIMITED


                                    By:
                                       ---------------------------------
                                       Name:  Pierce Loughran
                                       Title: Director

                                    EXHIBIT K
FORM 26/33-DPOA/S-97

Power of Attorney; Statutory Short Form, Revised 1/1/97 - (with Affidavit of Effectiveness(C)

              CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT -
                 THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY

                        DURABLE GENERAL POWER OF ATTORNEY
                          NEW YORK STATUTORY SHORT FORM
               THE POWERS YOU GRANT BELOW CONTINUE TO BE EFFECTIVE
                    SHOULD YOU BECOME DISABLED OR INCOMPETENT

CAUTION: THIS IS AN IMPORTANT DOCUMENT IT GIVES THE PERSON WHOM YOU DESIGNATE (YOUR "AGENT") BROAD POWERS TO HANDLE YOUR PROPERTY DURING YOUR LIFETIME WHICH MAY INCLUDE POWERS TO MORTGAGE, SELL, OR OTHERWISE DISPOSE OF ANY REAL OR PERSONAL PROPERTY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU. THESE POWERS WILL CONTINUE TO EXIST EVEN AFTER YOU BECOME DISABLED OR INCOMPETENT. THESE POWERS ARE EXPLAINED MORE FULLY IN NEW YORK GENERAL OBLIGATIONS LAW, ARTICLE 5, TITLE 15, SECTION 5-1502A THROUGH 5-1503 WHICH EXPRESSLY PERMIT THE USE OF ANY OTHER OR DIFFERENT FORM OF POWER OF ATTORNEY.

THIS DOCUMENT DOES NOT AUTHORIZE ANYONE TO MAKE MEDICAL OR OTHER HEALTH CARE DECISIONS. YOU MAY EXECUTE A HEALTH CARE PROXY TO DO THIS.

(IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER TO EXPLAIN IT TO YOU.)

THIS is intended to constitute a DURABLE GENERAL POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

                 SCORES HOLDING COMPANY INC., with an address at
              150 East 58th Street, 25th Floor, New York, NY 10155
                         (insert your name and address)

does hereby appoint:_________________     ______________________________________
                     (If 1 person is to be appointed agent,
                insert the name and address of your agent above)

Adam S. Gottbetter  residing at  630 Third Avenue, 5th Floor, New York, NY
                                 10017-6705
Steven M. Kaplan    residing at  630 Third Avenue, 5th Floor, New York, NY
                                 10017-6705
Paul R. Levenson    residing at  630 Third Avenue, 5th Floor, New York, NY
                                 10017-6705

 (If 2 or more persons are to be appointed agents by you insert their names and addresses above.)

my attorney(s)-in-fact TO ACT (If more than one agent is designated, CHOOSE ONE of the following two choices by putting your initials in ONE of the blank spaces to the left of your choice;)

                       (X) Each agent may SEPARATELY act.
                        ( ) All agents must act TOGETHER.

            (If neither blank space is initialed, the agents will be
                            required to act TOGETHER)

IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters as each of them is defined in Title 15 of Article 5 of the New York General Obligations Law to the extent that I am permitted by law to act through an agent:

(DIRECTIONS: INITIAL IN THE BLANK SPACE TO THE LEFT OF YOUR CHOICE ANY ONE OR MORE OF THE FOLLOWING LETTERED SUBDIVISIONS AS TO WHICH YOU WANT TO GIVE YOUR AGENT AUTHORITY. IF THE BLANK SPACE TO THE LEFT OF ANY PARTICULAR LETTERED SUBDIVISION IS NOT INITIALED, NO AUTHORITY WILL BE GRANTED FOR MATTERS THAT ARE INCLUDED IN THAT SUBDIVISION. ALTERNATIVELY, THE LETTER CORRESPONDING TO EACH POWER YOU WISH TO GRANT MAY BE WRITTEN OR TYPED ON THE BLANK LINE IN SUBDIVISION "(Q)", AND YOU MAY THEN PUT YOUR INITIALS IN THE BLANK SPACE TO THE LEFT OF SUBDIVISION "(Q)" IN ORDER TO GRANT EACH OF THE POWERS SO INDICATED)

( )   (A)   real estate transactions;
( )   (B)   chattel and goods transactions;
( )   (C)   bond, share and commodity transactions;
( )   (D)   banking transactions;
( )   (E)   business operating transactions;
( )   (F)   insurance transactions;
( )   (G)   estate transactions;
( )   (H)   claims and litigation;
( )   (I)   personal relationships and affairs;
( )   (J)   benefits from military service;
( )   (K)   records, reports and statements;
( )   (L)   retirement benefit transactions;
( )   (M)   making gifts to my spouse, children and more remote descendants, and parents, not to exceed in the aggregate $10,000 to each of such persons in any year;
( )   (N)   tax matters;
( )   (O)   all other matters;
( )   (P)   full and unqualified authority to my attorney(s)-in-fact to delegate any or all of the foregoing powers to any person or persons whom my attorney(s)-in-fact shall select;
(X)   (Q)   each of the matters identified by the following letters: C and E

(Special provisions and limitations may be included in the statutory short form durable power of attorney only if they conform to the requirements of Section 5-1503 of the New York General Obligations Law.)

                                SEE ATTACHMENT A

Special Additional Provisions: The powers granted under (A) through (C) above shall include the sale of a cooperative housing unit and are enlarged so that all fixtures and articles of personal property which at the time of such transaction are or which may thereafter be attached to or used in connection with the real or personal property may be included in the agreements or other instruments to be executed and delivered in connection with any transactions and which may be described in said instruments with more particularity. This Power of Attorney is not subject to question because an instrument executed hereunder fails to recite or recites only nominal consideration paid therefore and any person dealing with the subject matter of such instrument may do so as if full consideration had been expressed therein.

THIS DURABLE POWER OF ATTORNEY SHALL NOT BE AFFECTED BY MY SUBSEQUENT DISABILITY OR INCOMPETENCE.

If every agent named above is unable or unwilling to serve, I appoint residing at

(insert name and address of successor)
to be my agent for all purposes hereunder.
                                                                         JUD 134

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, I HEREBY AGREE THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND I FOR MYSELF AND FOR MY HEIRS, EXECUTORS, LEGAL REPRESENTATIVES AND ASSIGNS, HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

THIS DURABLE GENERAL POWER OF ATTORNEY MAY BE REVOKED BY ME AT ANY TIME.

IN WITNESS WHEREOF I have hereunto signed my name this 7th day of August, 2002.

                           SCORES HOLDING COMPANY INC.


(YOU SIGN HERE:) -- By:  ______________________________________,  President
                                 (Signature of principal)

   The statute requires that this instrument be acknowledged by the principal.
         No express provision is made for proof by subscribing witness.

STATE OF                     COUNTY OF                ) SS.:

On the     day of                         , 20   , before me personally came

to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed same.

STATE OF                     COUNTY OF                ) SS.:

On the     day of                         , 20   , before me personally came

to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed same.


                         AFFIDAVIT OF EFFECTIVENESS (C)

 STATE OF                    COUNTY OF                ) SS.:

                                                                   , residing at

                                                being duly sworn does depose and
say that I am the Attorney-in-Fact under the above Power of Attorney. That said Power of Attorney is a valid and subsisting Power which has not been revoked by the death of the principal(s) or otherwise; that I have no actual knowledge of a revocation of the foregoing Power; and, I warrant and represent that I have full
and unqualified authority to execute the                  [Deed, Mortgage, etc.]
knowing that                                                    , will rely upon
the representations made herein as inducement to accept such instrument(s) and this Power of Attorney as evidence of my authority to act.


                                                                ATTORNEY IN FACT

SWORN AND SUBSCRIBED TO BEFORE ME THIS    DAY OF                        , 2002


                          (NOTARY AFFIX STAMP AT RIGHT)

DURABLE GENERAL POWER OF ATTORNEY                  DISTRICT
  REVISED STATUTORY SHORT FORM                     SECTION
                                                   BLOCK
                                                   LOT
TITLE NO.                                          COUNTY OR TOWN

--------------------------------------------------------------------------------
                                        RECORDED AT THE REQUEST OF
                                        --------------------------
                                           RETURN BY MAIL TO:
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                        RESERVED FOR RECORDING OFFICE USE

--------------------------------------------------------------------------------

Form 26/33-DPOA/S-97

                            DURABLE POWER OF ATTORNEY
                          NEW YORK STATUTORY SHORT FORM
                              DATED AUGUST 7, 2002,
                         BY SCORES HOLDING COMPANY INC.

                                  ATTACHMENT A

      The attached power of attorney is limited by and subject to the terms and conditions of the Convertible Debenture Purchase Agreement by and between Scores Holding Company Inc. (the "Company"), and HEM Mutual Assurance Fund Limited, a Hong Kong corporation with its offices in care of Loughran & Co., 38 Hertford Street, London, England W1J 7SG (the "Purchaser") dated August 7, 2002 (the "Purchase Agreement"), the Special Registration Rights Agreement by and between the Company and the Purchaser dated August 7, 2002 (the "Registration Rights Agreement"), the Special Warrant Shares Escrow Agreement by and among the Company, Kaplan Gottbetter & Levenson, LLP, and the Purchaser dated August 7, 2002 (the "Escrow Agreement"), and, to be issued in accordance with the Purchase Agreement, a common stock purchase warrant (the "Termination Warrant") expiring on the Expiration Date (as defined in the Termination Warrant) for the Termination Warrant Shares (as defined in the Purchase Agreement), and such power of attorney can only be acted upon to enforce the rights of the Purchaser and its successors and assigns under Section 4.9 of the Termination Warrant, and to grant the appointed agents the power to issue the opinions of counsel in substantially the same form as the opinions contained in Exhibit L to the Purchase Agreement, all including, but not limited to, the issuance and delivery of the Termination Warrant Shares, removing stop transfer orders and restrictions, and replenishing the Termination Warrant Escrow Shares (as defined in the Purchase Agreement) under the aforementioned documents. under the aforementioned documents.

      This power of attorney shall expire upon the earlier to occur of (a) the Closing and (b) full and complete satisfaction of all of the Company's obligations under the Registration Rights Agreement, the Escrow Agreement, and the Termination Warrant.

      IN WITNESS WHEREOF I have hereunto signed my name this 7th day of August, 2002.

                                             Scores Holding Company Inc.

                                             By:
                                                -----------------------------
---------------------------------            Name:  Richard Goldring
Signed and sworn to before me on             Title: President

August 7, 2002

---------------------------------
      Notary Public

                                    EXHIBIT L


August 7, 2002


To the Purchaser Listed in Schedule 1 to the "Purchase Agreement"

      RE:   SCORES HOLDING COMPANY INC.

Ladies and Gentlemen:

      We have acted as counsel to Scores Holding Company Inc., a Utah corporation (the "Company"), in connection with the Convertible Debenture Purchase Agreement, dated as of August 7, 2002 between you and the Company (the "Purchase Agreement"), and the transactions contemplated thereby. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Purchase Agreement. The Purchase Agreement, the Termination Warrant, the Special Registration Rights Agreement, the Special Escrow Agreement and the Special Power of Attorney are hereinafter referred to collectively as the "Operative Documents."

      In addition to the Operative Documents, we have examined such other documents, records and legal matters as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including, without limitation, the Company's certificate of incorporation, as in effect on the date hereof (the "Certificate of Incorporation") and the Company's by-laws, as in effect on the date hereof (the "By-Laws"). We have also relied on certain certificates furnished by officers of the Company as of the date hereof. We have, without any independent verification, relied upon and assumed the accuracy of such certificates as to factual matters and have not attempted to verify independently the statements contained therein; however, nothing has come to our attention that would cause us to question the accuracy of such statements.

      We have also relied, without independent verification, on the representations and warranties as to factual matters of the Company and the Purchaser contained in the Purchase Agreement and on certificates of governmental officials. In all such examinations, we have assumed: (i) the genuineness of signatures of all persons other than the signatures of persons signing on behalf of the Company; (ii) the authenticity of all documents submitted to us as originals; (iii) the validity of all applicable laws, statutes, ordinances, rules and regulations, and the proper indexing and accuracy of all records and documents which are public records; and (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

      Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

      (a) Each of the Company and its Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. To our knowledge, the Company has no subsidiaries other than the Subsidiaries. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a material adverse effect.

      (b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Operative Documents, and to otherwise to carry out its obligations thereunder. The execution and delivery of each of the Operative Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Operative Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      (c) The Company has duly authorized and reserved for issuance such number of shares of its common stock, par value $.001 per share (the "Common Stock"), as are issuable upon exercise of the Termination Warrant (the "Termination Warrant Shares"), assuming exercise of the Termination Warrant as of the date hereof, to the extent that the number of Termination Warrant Shares may exceed the number of Termination Warrant Escrow Shares (such excess shares, the "Termination Warrant Excess Shares"). The Termination Warrant is validly issued, fully paid and non-assessable. The Termination Warrant Escrow Shares are validly issued, and when the exercise price thereof is paid pursuant to the terms of the Termination Warrant, will be fully paid and non-assessable.

      (d) The Termination Warrant Excess Shares, when issued and the exercise price thereof is paid pursuant to the terms of the Termination Warrant, will be validly issued, fully paid and non-assessable.

      (e) No shares of the Common Stock are entitled to preemptive or similar rights. To our knowledge, except as specifically disclosed in Schedule 3.1(c) to the Purchase Agreement, there are no outstanding options, warrants, script rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures, the Warrant and the Termination Warrant, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as otherwise provided in the Purchase Agreement.

      (f) To our knowledge, other than the Required Approvals, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court of other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Operative Documents.

      (g) The execution and delivery of the Operative Documents by the Company and its performance of and compliance with the terms of the Operative Documents including, without limitation, the issuance of the Termination Warrant and the Termination Warrant Escrow Shares, do not violate any provision of the Certificate of Incorporation or the By-Laws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation. To our knowledge, except as disclosed in Schedule 3.1(e) to the Purchase Agreement, the execution, delivery and performance of and compliance with the Operative Documents and the issuance of the Termination Warrant and the Termination Warrant Escrow Shares have not resulted, and will not result, in any violation of, or constitute a default under (or an event which with the passage of time or the giving of notice or both would constitute a default under), any contract, agreement, instrument, judgment or decree binding upon the Company or any Subsidiary and known to us which, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company. To the best of our knowledge, the business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority the result of which would have a material adverse effect on the business of the Company.

      (h) To our knowledge, the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended ("the Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (collectively, the "Disclosure Documents") on a timely basis, or has received a valid extension of such time of filing, except as otherwise described in the Disclosure Schedule to the Purchase Agreement. To the best of our knowledge, as of their respective dates, the Disclosure Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

      (i) Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement and of the Purchasers set forth in Section 4(b) of the Special Registration Rights Agreement, the offer, issuance and sale of the Termination Warrant, and the offer and issuance of the Termination Warrant Shares pursuant to the Purchase Agreement and the Termination Warrant are exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof.

      These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

      The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

            (a) We have assumed that the Purchaser subscribing to the Operative Documents has the legal right, capacity and power to enter into and perform all of its obligations under each of the Operative Documents. Furthermore, we have assumed the due authorization by the Purchaser of all requisite action and the due execution and delivery of the Operative Documents by the Purchaser, and that the Operative Documents are the valid and binding agreements of the Purchaser enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            (b) Our opinions on the binding effect and enforceability of any obligation are subject to limitations resulting from the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, arrangement and assignment for the benefit of creditors laws and similar laws or judicially developed doctrines, and (ii) general principles of equity, whether applied by a court of law or equity.

            (c) We disclaim any opinion as to (i) the validity or enforceability under federal securities laws of any indemnification and contribution provisions of the Special Registration Rights Agreement or any other documents, (ii) any provisions in any documents which purport to waive any procedural due process rights, and (iii) any provisions relating to choice of governing law, which choice may depend upon factual circumstances and the laws of other jurisdictions.

            (d) Enforcement of your rights and remedies may be limited by laws and judicial decisions which have imposed duties and standards of conduct (including, without limitation, obligations of good faith, fair dealing and reasonableness), and in this regard we have assumed that you will exercise your rights and remedies under the Operative Documents, to the extent required by such laws and judicial decisions, in good faith and under circumstances and a manner which are commercially reasonable.

            (e) Requirements set forth in any of the Operative Documents to the effect that any provision thereof may be waived only in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by practice or course of conduct modifying such requirements has been or may be created.

            (f) We express no opinion as to the enforceability of any remedies provided for under any of the Operative Documents to the extent such remedies would have the effect of compensating the party entitled to the benefit of such remedies in amounts in excess of the actual loss suffered by such party.

            (g) Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual current knowledge of partners and associates of Kaplan Gottbetter & Levenson, LLP who have had substantive involvement in the representation of the Company in connection with this transaction. We have not undertaken any independent investigation to determine the existence or absence of such facts (and have not caused to be made any review of any court files or indices) and no inferences as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

            (h) Our opinions are limited to the matters expressly set forth herein and to laws and facts existing on the date hereof an no opinion is to be implied or inferred beyond the matters expressly so stated.

            (i) Our examination of law relevant to the matters covered by this opinion is limited to the laws of the state of New York, the General Corporation Law of the state of Delaware and the federal law of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of any jurisdiction other than the states of New York or Delaware or federal law of the United States, we have assumed that the law of such other jurisdiction is identical to New York or Delaware law. We express no opinion as to the effect on the transactions described herein, in the Operative Documents or the other agreements and materials referred to herein, of the laws of any jurisdiction other than the states of New York or Delaware and the federal law of the United States. As members of the bar of the state of New York, we do not purport to be experts on the law of any other state of the United States or the jurisdiction of any foreign country.

            (j) In furnishing the opinion regarding the valid existence and good standing of the Company and its Subsidiaries and the Company's and its Subsidiaries' qualification to do business, we have relied solely upon the good standing certificates attached to this letter.

      This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                          Very truly yours,

                                          Kaplan Gottbetter & Levenson, LLP